                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]            Filed by a Party other than the
                                       Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement         [_] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       PIMCO Funds: Multi-Manager Series
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:
  (2) Aggregate number of securities to which transaction applies:
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  (4) Proposed maximum aggregate value of transaction:
  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
  (2) Form, Schedule or Registration Statement No.:
  (3) Filing Party:
  (4) Date Filed:

                                                        [Preliminary Materials]
                              PIMCO ADVISORS L.P.
                           800 Newport Center Drive
                        Newport Beach, California 92660

                                January  , 2000

Dear PIMCO Funds: Multi-Manager Series Shareholder:

  On behalf of the Board of Trustees of PIMCO Funds: Multi-Manager Series (the "Trust"), we are pleased to invite you to a special meeting of the shareholders of PIMCO Funds: Multi-Manager Series to be held at 10:00 a.m., Eastern time, on March 3, 2000, at 2187 Atlantic Street, Stamford, Connecticut 06902.

  As discussed in more detail in the enclosed proxy statement, PIMCO Advisors L.P. ("PIMCO Advisors"), its two general partners, PIMCO Advisors Holdings L.P. and PIMCO Partners G.P., certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties entered into an Implementation and Merger Agreement pursuant to which Allianz of America will acquire approximately 70% of the outstanding partnership interests in PIMCO Advisors. At the meeting, you will be asked to approve the following proposals:

 . Approval of a new Investment Advisory Agreement between the Trust and PIMCO
  Advisors. The new Investment Advisory Agreement provides that following the Transaction, PIMCO Advisors will continue to provide investment advisory services to each series of the Trust (each, a "Fund") on the same terms and with the same compensation structure under which it currently operates.

 . Approval of new Portfolio Management Agreements between PIMCO Advisors and each Fund's sub-adviser. The new Portfolio Management Agreements provide that following the Transaction, the sub-advisers will continue to provide portfolio management services to the Funds on the same terms and with the same or lower compensation structure under which they currently operate.

 . Approval of changes to each Fund's fundamental investment restrictions relating to borrowing money. The changes would allow each Fund to borrow money from other funds within the PIMCO Funds family.

 . Approval of a proposal allowing PIMCO Advisors to enter into new or amended portfolio management agreements with respect to each Fund without shareholder approval. If approved, this proposal will allow PIMCO Advisors to change a Fund's sub-adviser without the expense and delay of convening a shareholder meeting. Shareholders of the International Fund previously voted to approve such an arrangement.

 . Approval of an Administrative Distribution Plan for the Administrative Class shareholders of the Capital Appreciation and Small-Cap Growth Funds. If approved, the total administrative expenses that may be paid by Administrative Class shareholders of the Capital Appreciation and Small-Cap Growth Funds would not increase as a result of the proposal.

 . Election of an additional Trustee of the Trust.

Your vote is important

  After reviewing these proposals, your Board of Trustees unanimously voted to approve them and to recommend approval by each Fund's shareholders, as more fully described in the accompanying proxy statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

  No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy promptly in order to avoid the expense of additional mailings or having our proxy solicitor, DF King & Co., Inc. ("DF King"), telephone you. You may also vote by telephoning DF King at 1-800-949-2583.

  Thank you in advance for your participation in this important event.

                                          Sincerely,


                                          Stephen J. Treadway
                                          Executive Vice President

                                                        [Preliminary Materials]
                       PIMCO FUNDS: MULTI-MANAGER SERIES

                           PIMCO Equity Income Fund
                               PIMCO Value Fund
                          PIMCO Tax-Efficient Equity
                            PIMCO Renaissance Fund
                          PIMCO Enhanced Equity Fund
                               PIMCO Growth Fund
                        PIMCO Capital Appreciation Fund
                           PIMCO Mid-Cap Growth Fund
                               PIMCO Target Fund
                          PIMCO Small-Cap Value Fund
                          PIMCO Small-Cap Growth Fund
                            PIMCO Opportunity Fund
                          PIMCO Micro-Cap Growth Fund
                            PIMCO Core Equity Fund
                           PIMCO Mid-Cap Equity Fund
                             PIMCO Innovation Fund
                           PIMCO International Fund
                        PIMCO International Growth Fund
             PIMCO Tax-Efficient Structured Emerging Markets Fund
                    PIMCO Structured Emerging Markets Fund
                              PIMCO Mega-Cap Fund
             PIMCO Funds Asset Allocation Series--90/10 Portfolio
             PIMCO Funds Asset Allocation Series--60/40 Portfolio PIMCO Funds Asset Allocation Series--30/70 Portfolio

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 March 3, 2000

                               ----------------

To the Shareholders of the above-referenced series of PIMCO Funds: Multi-Manager Series:

  Notice is hereby given that a Special Meeting of Shareholders of the series of PIMCO Funds: Multi-Manager Series (the "Trust") listed above (each a "Fund" and, together, the "Funds") will be held at the offices of PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, on March 3, 2000 at 10:00 a.m., Eastern time, for the following purposes:

      1. To be voted on separately by shareholders of each Fund: To approve the New Advisory Agreement, in the form set forth in Appendix A to the attached Proxy Statement, between the Trust on behalf of each such Fund and PIMCO Advisors L.P. (the "Adviser"), as described in Part I of the attached Proxy Statement.

      2.a. To be voted on separately by shareholders of the Tax-Efficient
           Equity, Enhanced Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds: To approve a New Portfolio Management Agreement for each of these Funds, in the form set forth in Appendix B to the attached Proxy Statement, between the Adviser and Parametric Portfolio Associates and assented to by the Trust on behalf of each such Fund, as described in Part II-A of the attached Proxy Statement.

        b. To be voted on separately by shareholders of the Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Mega-Cap and Small-Cap Growth Funds: To approve a New Portfolio Management Agreement for each of these Funds, in the form set forth in Appendix B to the attached Proxy Statement, between the Adviser and Cadence Capital Management and assented to by the Trust on behalf of each such Fund, as described in Part II-B of the attached Proxy Statement.

        c. To be voted on separately by shareholders of the Small-Cap Value Fund: To approve a New Portfolio Management Agreement for the Small-Cap Value Fund, in the form set forth in Appendix B to the attached Proxy Statement, between the Adviser and NFJ Investment Group and assented to by the Trust on behalf of the Small-Cap Value Fund, as described in Part II-C of the attached Proxy Statement.

        d. To be voted on separately by shareholders of the International
           Fund: To approve the New Portfolio Management Agreement for the International Fund, in the form set forth in Appendix B to the attached Proxy Statement, between the Adviser and Blairlogie Capital Management and assented to by the Trust on behalf of the International Fund, as described in Part II-D of the attached Proxy Statement.

      3.a. To be voted on separately by shareholders of the Renaissance, Growth, Target, Opportunity, Innovation, International and International Growth Funds: To approve a proposal amending each Fund's fundamental investment restriction relating to borrowing money to permit each Fund to borrow money from other funds in the PIMCO Funds family under certain circumstances, as described in Part III-A of the attached Proxy Statement.

        b. To be voted on separately by shareholders of the Equity Income, Value, Tax-Efficient Equity, Enhanced Equity, Core Equity, Mid-Cap Equity, Mega-Cap, Capital Appreciation, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Micro-Cap Growth, Tax-Efficient Structured Emerging Markets and Structured Emerging Markets Funds: To approve a proposal amending each Fund's fundamental investment restriction relating to borrowing money to permit each Fund to borrow money from other funds in the PIMCO Funds family under certain circumstances, as described in
           Part III-B of the attached Proxy Statement.

        c. To be voted on separately by shareholders of the 90/10 Portfolio, 60/40 Portfolio and the 30/70 Portfolio (each a "Portfolio"): To approve a proposal amending each Portfolio's fundamental investment restriction relating to borrowing money to permit each Portfolio to borrow money from other funds in the PIMCO Funds family under certain circumstances, as described in Part III-C of the attached Proxy Statement.

      4. To be voted on separately by shareholders of each Fund except the International Fund: To approve a proposal with respect to the future operations of each relevant Fund whereby each Fund may, from time to time, to the extent permitted by any exemption or exemptions granted by the Securities and Exchange Commission, permit the Adviser to enter into new or amended portfolio management agreements with sub-adviser(s) with respect to each Fund without obtaining shareholder approval of such agreement(s), and to permit such sub-adviser(s) to manage the assets of each Fund pursuant to such portfolio management agreement(s), as described in Part IV of the attached Proxy Statement.

      5. To be voted on separately by the Administrative Class shareholders of the Capital Appreciation and the Small-Cap Growth
         Funds: To approve the Administrative Distribution Plan (which will not increase expenses of the Capital Appreciation Fund or Small-Cap Growth Fund) to be adopted in accordance with Rule 12b-1 under the Investment

         Company Act of 1940, as amended, with respect to the Administrative Class shares of the Capital Appreciation and the Small-Cap Growth Funds, as described in Part V of the attached Proxy Statement.

      6. To be voted on by shareholders of all Funds, voting together: To elect a Trustee, as described in Part VI of the attached Proxy Statement.

      7. To consider and act upon such other matters as may properly come before the meeting and any adjourned session thereof.

  Shareholders of record at the close of business on December 20, 1999 are entitled to notice of, and to vote at, the Meeting.

                                        By order of the Board of Trustees,
                                        Newton B. Schott, Jr., Secretary


January  , 2000

                             YOUR VOTE IS IMPORTANT

PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                                                        [Preliminary Materials]
                               ----------------

                                PROXY STATEMENT

                               ----------------

                       PIMCO Funds: Multi-Manager Series
                      840 Newport Center Drive, Suite 300
                            Newport Beach, CA 92660

  The enclosed proxy is solicited by the Trustees of PIMCO Funds: Multi-Manager Series (the "Trust") for use at a Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time on March 3, 2000, at 2187 Atlantic Street, Stamford, Connecticut 06902, and at any adjournment thereof (the "Meeting"). The Notice, this Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about January 4, 2000. A copy of the annual reports of the Trust (relating to Class A, B and C shares of the Trust, to Class D shares of the Trust and to Administrative and Institutional Class shares of the Trust) for the fiscal year ended June 30, 1999 may be obtained without charge by writing to PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, or by calling 1-800-927-4645 (if you own Institutional or Administrative Class shares of a Fund) or 1-800-426-0107 (if you own Class A, B, C or D shares of a Fund).

  PIMCO Funds: Multi-Manager Series, is an open-end management investment company ("mutual fund") that currently consists of twenty-six separate operational diversified investment series. The following twenty-one series (the "Funds") invest directly in common stocks and other securities and instruments: the Equity Income Fund, the Value Fund, the Renaissance Fund, the Tax-Efficient Equity Fund, the Enhanced Equity Fund, the Growth Fund, the Mega-Cap Fund, the Capital Appreciation Fund, the Mid-Cap Growth Fund, the Target Fund, the Small-Cap Value Fund, Core Equity Fund, Mid-Cap Equity Fund, the Small-Cap Growth Fund, the Opportunity Fund, the Micro-Cap Growth Fund, the Innovation Fund, the International Fund, the International Growth Fund, the Tax-Efficient Structured Emerging Markets Fund and the Structured Emerging Markets Fund. Three additional series, PIMCO Funds Asset Allocation Series-- 90/10 Portfolio (the "90/10 Portfolio"), PIMCO Funds Asset Allocation Series-- 60/40 Portfolio (the "60/40 Portfolio"), and PIMCO Funds Asset Allocation Series--30/70 Portfolio (the "30/70 Portfolio," and together with the 90/10 Portfolio and the 60/40 Portfolio, the "Portfolios"), are so-called "funds-of-funds" which invest all of their assets in certain of the Funds and other mutual funds in the PIMCO Funds family. Unless otherwise indicated or the context otherwise requires, the term "Funds" as used herein includes the 90/10 Portfolio, 60/40 Portfolio and the 30/70 Portfolio. It is expected that the PIMCO Value 25 and Precious Metals Funds, series of the Trust that are not the subject of this Proxy Statement, will be liquidated prior to the date of the Meeting.

  All shareholders of record at the close of business on December 20, 1999 (the "Record Date") are entitled to notice of, and to vote at, the meeting or any adjourned session. The number of shares of each class of each Fund and Portfolio issued and outstanding on the Record Date was as follows:

                                    Number of Issued
                                 and Outstanding Shares
      Name of Fund                     Per Class
      ------------               ----------------------
      Equity Income Fund
        Class A
        Class B
        Class C
        Class D
        Institutional Class
        Administrative Class

      Value Fund
        Class A
        Class B
        Class C
        Class D
        Institutional Class
        Administrative Class

      Renaissance Fund
        Class A
        Class B
        Class C
        Class D
        Institutional Class
        Administrative Class

      Tax-Efficient Equity Fund
        Class A
        Class B
        Class C
        Class D
        Institutional Class
        Administrative Class

      Enhanced Equity Fund
        Institutional Class
        Administrative Class

      Core Equity Fund
        Institutional Class
        Administrative Class

      Mid-Cap Equity Fund
        Institutional Class
        Administrative Class

      Growth Fund
        Class A
        Class B
        Class C
        Class D
        Institutional Class
        Administrative Class

                                    Number of Issued
                                 and Outstanding Shares
      Name of Fund                     Per Class
      ------------               ----------------------
      Capital Appreciation Fund
        Class A
        Class B
        Class C
        Class D
        Institutional Class
        Administrative Class

      Mid-Cap Growth Fund
        Class A
        Class B
        Class C
        Class D
        Institutional Class
        Administrative Class

      Target Fund
        Class A
        Class B
        Class C
        Institutional Class
        Administrative Class

      Small-Cap Value Fund
        Class A
        Class B
        Class C
        Institutional Class
        Administrative Class

      Small-Cap Growth Fund
        Class A
        Class B
        Class C
        Institutional Class
        Administrative Class

      Opportunity Fund
        Class A
        Class B
        Class C
        Institutional Class
        Administrative Class

      Micro-Cap Growth Fund
        Institutional Class
        Administrative Class

                                                         Number of Issued
                                                      and Outstanding Shares
      Name of Fund                                          Per Class
      ------------                                    ----------------------
      Innovation Fund
        Class A
        Class B
        Class C
        Class D
        Institutional Class
        Administrative Class

      International Fund
        Class A
        Class B
        Class C
        Institutional Class
        Administrative Class

      International Growth Fund
        Institutional Class
        Administrative Class

      Tax-Efficient Structured Emerging Markets Fund
        Institutional Class
        Administrative Class

      Structured Emerging Markets Fund
        Institutional Class
        Administrative Class

      Mega-Cap Fund
        Institutional Class
        Administrative Class

      PIMCO Funds Asset Allocation Series--90/10
       Portfolio
        Class A
        Class B
        Class C
        Institutional Class
        Administrative Class

      PIMCO Funds Asset Allocation Series--60/40
       Portfolio
        Class A
        Class B
        Class C
        Institutional Class
        Administrative Class

      PIMCO Funds Asset Allocation Series--30/70
       Portfolio
        Class A
        Class B
        Class C
        Institutional Class
        Administrative Class

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

  Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person.

                   Summary of Proposals and Funds Affected*

                                        II-A. Proposal II-B. Proposal                II-D. Proposal
                                         to Approve a   to Approve a  II-C. Proposal  to Approve a
                                        New Portfolio  New Portfolio   to Approve a  New Portfolio
                                          Management     Management   New Portfolio    Management
                            I. Proposal   Agreement      Agreement      Management     Agreement
                            to Approve   between the    between the     Agreement     between the
                               a New     Adviser and    Adviser and    between the    Adviser and
                            Investment    Parametric      Cadence      Adviser and     Blairlogie
                             Advisory     Portfolio       Capital     NFJ Investment    Capital
  Name of Fund               Agreement    Associates     Management       Group        Management
---------------------------------------------------------------------------------------------------
  Equity Income Fund              X
---------------------------------------------------------------------------------------------------
  Value Fund                      X
---------------------------------------------------------------------------------------------------
  Renaissance Fund                X
---------------------------------------------------------------------------------------------------
  Tax-Efficient Equity
   Fund                           X            X
---------------------------------------------------------------------------------------------------
  Enhanced Equity Fund            X            X
---------------------------------------------------------------------------------------------------
  Growth Fund                     X
---------------------------------------------------------------------------------------------------
  Capital Appreciation
   Fund                           X                           X
---------------------------------------------------------------------------------------------------
  Mid-Cap Growth Fund             X                           X
---------------------------------------------------------------------------------------------------
  Target Fund                     X
---------------------------------------------------------------------------------------------------
  Small-Cap Value Fund            X                                          X
---------------------------------------------------------------------------------------------------
  Small-Cap Growth Fund           X                           X
---------------------------------------------------------------------------------------------------
  Opportunity Fund                X
---------------------------------------------------------------------------------------------------
  Micro-Cap Growth Fund           X                           X
---------------------------------------------------------------------------------------------------
  Innovation Fund                 X
---------------------------------------------------------------------------------------------------
  International Fund              X                                                         X
---------------------------------------------------------------------------------------------------
  International Growth
   Fund                           X
---------------------------------------------------------------------------------------------------
  Tax-Efficient Structured
   Emerging Markets Fund          X            X
---------------------------------------------------------------------------------------------------
  Structured Emerging
   Markets Fund                   X            X
---------------------------------------------------------------------------------------------------
  Mega-Cap Fund                   X                           X
---------------------------------------------------------------------------------------------------
  Core Equity Fund                X
---------------------------------------------------------------------------------------------------
  Mid-Cap Equity Fund             X
---------------------------------------------------------------------------------------------------
  PIMCO Funds Asset
   Allocation Series--
   90/10 Portfolio                X
---------------------------------------------------------------------------------------------------
  PIMCO Funds Asset
   Allocation Series--
   60/40 Portfolio                X
---------------------------------------------------------------------------------------------------
  PIMCO Funds Asset
   Allocation Series--
   30/70 Portfolio                X

* An "X" denotes that the Fund is affected by the proposal and that the Fund's shareholders are being solicited with respect to that proposal.

             Summary of Proposals and Funds Affected (continued)*

                                                                         IV. Proposal
                                                                         to Allow the
                                                                          Adviser to
                            III-A Proposal III-B Proposal III-C Proposal  Enter into
                             to Amend the   to Amend the   to Amend the     New or
                                Fund's         Fund's      Portfolio's     Amended
                             Fundamental    Fundamental    Fundamental    Portfolio
                              Investment     Investment     Investment    Management  V. Proposal to
                             Restriction    Restriction    Restriction    Agreements     Approve
                             Relating to    Relating to    Relating to     without    Administrative VI. Proposal
                              Borrowing      Borrowing      Borrowing    Shareholder   Distribution   to Elect a
  Name of Fund                  Money          Money          Money        Approval        Plan        Trustee
-----------------------------------------------------------------------------------------------------------------
  Equity Income Fund                              X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  Value Fund                                      X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  Renaissance Fund                 X                                           X                           X
-----------------------------------------------------------------------------------------------------------------
  Tax-Efficient Equity
   Fund                                           X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  Enhanced Equity Fund                            X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  Growth Fund                      X                                           X                           X
-----------------------------------------------------------------------------------------------------------------
  Capital Appreciation
   Fund                                           X                            X           X**             X
-----------------------------------------------------------------------------------------------------------------
  Mid-Cap Growth Fund                             X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  Target Fund                      X                                           X                           X
-----------------------------------------------------------------------------------------------------------------
  Small-Cap Value Fund                            X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  Small-Cap Growth Fund                           X                            X           X**             X
-----------------------------------------------------------------------------------------------------------------
  Opportunity Fund                 X                                           X                           X
-----------------------------------------------------------------------------------------------------------------
  Micro-Cap Growth Fund                           X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  Innovation Fund                  X                                           X                           X
-----------------------------------------------------------------------------------------------------------------
  International Fund               X                                                                       X
-----------------------------------------------------------------------------------------------------------------
  International Growth
   Fund                            X                                           X                           X
-----------------------------------------------------------------------------------------------------------------
  Tax-Efficient Structured
   Emerging Markets Fund                          X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  Structured Emerging
   Markets Fund                                   X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  Mega-Cap Fund                                   X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  Core Equity Fund                                X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  Mid-Cap Equity Fund                             X                            X                           X
-----------------------------------------------------------------------------------------------------------------
  PIMCO Funds Asset
   Allocation Series--
   90/10 Portfolio                                               X             X                           X
-----------------------------------------------------------------------------------------------------------------
  PIMCO Funds Assets
   Allocation Series--
   60/40 Portfolio                                               X             X                           X
-----------------------------------------------------------------------------------------------------------------
  PIMCO Funds Asset
   Allocation Series--
   30/70 Portfolio                                               X             X                           X

 * An "X" denotes that the Fund is affected by the proposal and that the Fund's shareholders are being solicited with respect to that proposal.
** Only Administrative Class shareholders of these Funds are being solicited with respect to Proposal V.

  Solicitation of the proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of PIMCO Advisors L.P., its affiliates and other representatives of the Trust. The Trust has retained DF King & Co., Inc. ("DF King") 77 Water Street, New York, New York 10005, to aid in the solicitation of proxies. The costs of retaining DF King and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will not be borne by the Funds, but will be divided equally between Allianz of America and the Adviser.

                        DESCRIPTION OF THE TRANSACTION

  On October 31, 1999, PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser"), its two general partners, PIMCO Advisors Holdings L.P. ("PAH") and PIMCO Partners G.P. ("Partners GP"), certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors.

  The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, all of the outstanding units of limited and general partnership interest in PAH will be converted into the right to receive cash in an amount per unit equal to $38.75, subject to downward adjustment if PIMCO Advisors' investment advisory revenue base, expressed as a "revenue run rate," declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). As a result of the merger, PAH will become an indirect wholly owned subsidiary of Allianz of America.

  Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash at the Unit Transaction Price substantially all of the remaining interests in PIMCO Advisors (the "PA Units"), other than those interests beneficially owned by Pacific Life Insurance Company ("Pacific Life"). As part of the transaction, a subsidiary of Allianz of America will acquire Partners GP through an acquisition of the managing general partner interest in Partners GP from PIMCO Partners LLC (the managing general partner of Partners GP) for approximately $5.5 million and of the member interests in Partners GP that are indirectly owned by Pacific Life. Pacific Life, which through subsidiaries owns approximately a 31% interest in PIMCO Advisors, will maintain an indirect interest in PIMCO Advisors following the closing. In connection with the closing, Allianz of America will enter into at put/call arrangement for the eventual disposition of Pacific Life's indirect investment in PIMCO Advisors.

  As a result of the transactions contemplated by the Merger Agreement (together, the "Transaction"), Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors. The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed.

  PIMCO Advisors serves as Investment Adviser to the Funds, and affiliates of PIMCO Advisors serve as Sub-Advisers to several of the Funds. PIMCO Advisors and these affiliates will undergo a change of control as a result of the consummation of the Transaction, resulting in the automatic termination of the current Amended and Restated Investment Advisory Agreement and portfolio management agreements with respect to each Fund (respectively, the "Current Advisory Agreement" and "Current Portfolio Management Agreements"). Following completion of the Transaction, it is expected that PIMCO Advisors and its affiliates will continue to serve as Investment Adviser or Sub-Adviser, as the case may be, of each Fund. Therefore, in connection with the Transaction and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), shareholders of each Fund are being asked in Proposal 1 to approve an investment advisory agreement between the Trust, on behalf of each Fund and PIMCO Advisors that is substantially identical to the Current Investment Advisory Agreement for such Fund (the "New Advisory Agreement"). Likewise, shareholders of each Fund for which PIMCO Advisors has retained a Sub-Adviser are being asked in Proposal 2 to approve a portfolio management agreement with respect to such Fund that is substantially identical to the Current Portfolio Management Agreement for such Fund (each a "New Portfolio Management Agreement"). By voting in favor of Proposal 1 and Proposal 2, shareholders will also be voting to re-approve the New Advisory Agreement and the New Portfolio Management Agreements following any exercise of the Pacific Life/Allianz put/call arrangement referred to above. If the Transaction is not completed for any reason, the Current Advisory Agreement and Current Portfolio Management Agreements will remain in effect.

  Completion of the Transaction is subject to a number of conditions, including, among others, (i) the approval of the public unitholders of PAH,
(ii) the receipt of certain regulatory approvals and (iii) PIMCO Advisors' revenue run-rate for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 revenue run-rate amount. PIMCO Advisors has agreed to use its reasonable best efforts to obtain, prior to completion of the Transaction, the approval of the New Advisory Agreement by the shareholders of each Fund. In the event the New Advisory Agreement is not approved by any Fund's shareholders and the Transaction is completed, the Board of Trustees of the Trust will consider appropriate action.

  Pursuant to the Merger Agreement, PIMCO Advisors and Pacific Investment Management Company, a subsidiary partnership of PIMCO Advisors, will enter into employment, retention and incentive arrangements with key employees of PIMCO Advisors and Pacific Investment Management Company. These benefits include new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of PIMCO Advisors' investment advisory affiliates will receive payments in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PA Units on which such arrangements were based.

Post-Transaction Structure and Operations

  Upon completion of the Transaction, PIMCO Advisors and its subsidiaries will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG, which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz of America will control PIMCO Advisors through its managing member interest in PacPartners LLC, which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC.

  Operationally, PIMCO Advisors is expected to become a unit of Allianz Asset Management ("AAM"), the division of Allianz that coordinates global Allianz asset management activities. The equity operations of PIMCO Advisors and its subsidiaries will remain separately branded and managed. PIMCO Advisors and its subsidiaries are currently expected to continue to operate in the United States under their existing names.

  Both William S. Thompson Jr., a member of the Management Board and Chairman of the Executive Committee of PIMCO Advisors, and William H. Gross, the current Chief Investment Officer of PIMCO Advisors, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. In the Transaction, Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Transaction. Other key employees of PIMCO Advisors have also contractually agreed to remain with PIMCO Advisors following the Transaction.

  William D. Cvengros serves as a Trustee of the Trust, and is President and Chief Executive Officer of PIMCO Advisors and a Member of its Management Board. In connection with the Transaction, Mr. Cvengros and the Cvengros Living Trust will receive cash for 5,000 and 355,000 PA Units, respectively, at the Unit Transaction Price. Additionally, Mr. Cvengros, who has elected not to continue his employment with PIMCO Advisors after the Transaction, will receive a transition award of approximately $1.7 million per annum for three years. Options for 250,000 PA Units previously granted to Mr. Cvengros pursuant to PIMCO Advisors' 1998 Unit Incentive Plan will be converted into the right to receive cash for the difference between the exercise price for those options (which averages $16.65) and the Unit Transaction Price.

  Stephen J. Treadway serves as Trustee, President and Chief Executive Officer of the Trust, as Executive Vice President of PIMCO Advisors, and as Chairman and President of PIMCO Funds Distributors LLC. In connection with the Transaction, Mr. Treadway will sell approximately 22,000 PA Units at the Unit Transaction Price. Upon completion of the Transaction, Mr. Treadway will enter into an employment agreement with PIMCO Advisors for an initial term of two years, beginning January 1, 2000, with automatic renewal for successive two year periods. Mr. Treadway will receive an annual salary and bonus, and will be eligible to participate in certain benefit plans and programs. In addition, pursuant to a new PIMCO Advisors LP Transition and Retention Plan, Mr. Treadway will receive a fixed payment of $1 million per year for five years and will be eligible for a performance based award of up to $1 million per year for five years depending on the achievement of certain retail product sales targets. Additionally, 25,668 PA Units attributable to Mr. Treadway's account balance in PIMCO Advisors' Executive Deferred Compensation Plan (including certain restricted PA Units) will fully vest and the PA Units owned by that plan will be exchanged for cash at the Unit Transaction Price. Options for 105,000 PA Units previously granted to Mr. Treadway pursuant to PIMCO Advisors' 1998 Unit Incentive Plan will be converted into the right to receive cash for the difference between the exercise price for those options (which averages $22.75) and the Unit Transaction Price.

  Kenneth M. Poovey, a nominee for Trustee of the Trust, is Chief Operating Officer of PIMCO Advisors. In connection with the Transaction, Mr. Poovey will receive cash for approximately 17,000 PA Units at the Unit Transaction Price. Additionally, Mr. Poovey is managing general partner of a partnership owning PA Units, but disclaims beneficial ownership of such PA Units. Upon completion of the Transaction, Mr. Poovey will enter into an employment agreement with PIMCO Advisors for an initial term of two years, beginning January 1, 2000, with automatic renewal for successive two year periods. Mr. Poovey will receive an annual salary and be eligible to participate in certain benefit plans and programs. Pursuant to the new PIMCO Advisors LP Transition and Retention Plan, Mr. Poovey will receive a fixed payment of $5 million per year for two years. Additionally, 19,220 PA Units attributable to Mr. Poovey's account balance in PIMCO Advisors' Executive Deferred Compensation Plan will fully vest and all of the PA Units owned by that plan will be exchanged for cash at the Unit Transaction Price. Options for 30,000 PA Units previously granted to Mr. Poovey pursuant to PIMCO Advisors' 1998 Unit Incentive Plan will be converted into the right to receive the difference between the exercise price for those options ($21.81) and the Unit Transaction Price.

  Jeffrey M. Sargent, John P. Hardaway, Joseph D. Hattesohl and Garlin G. Flynn serve as Vice President, Treasurer, Assistant Treasurer and Assistant Secretary, respectively, of the Trust, and are officers of Pacific Investment Management Company. Newton B. Schott, Jr. serves as Vice President and Secretary of the Trust and is an officer of PIMCO Advisors and PIMCO Funds Distributors LLC. Richard M. Weil, a former Vice President of the Trust, is General Counsel of PIMCO Advisors and Chief Operating Officer of Oppenheimer Capital. R. Wesley Burns, a former Executive Vice President of the Trust, is a Managing Director of Pacific Investment Management Company and a member of PIMCO Partners LLC. Any options for PA Units held by the foregoing persons will be converted to a right to receive the difference between the exercise price for such options and the Unit Transaction Price. Additionally, any such person's interest in PIMCO Advisors' Executive Deferred Compensation Plan will fully vest and the PA Units owned by that plan will be sold at the Unit Transaction Price.

  As a result of the direct and indirect interests in the Transaction and in PIMCO Advisors and its affiliates, as well as the employment arrangements with PIMCO Advisors and its affiliates, each of the persons identified in the foregoing paragraphs may be deemed to have a substantial interest in shareholder approval of the matters set forth in Parts I and II of this Proxy Statement.

Description of Allianz and Its Affiliates

  Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, Allianz AG, PIMCO Advisors and their subsidiaries will have over $650 billion in assets under management. Allianz AG's address is: Allianz Aktiengesellschaft, Koniginstrasse 28, D-80802, Munich, Germany.

  Affiliates of Allianz AG currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex. Brown Incorporated, may be considered "Affiliated Brokers." Once the Transaction is completed, absent an SEC exemption or other relief, each Fund would generally be precluded from effecting principal transactions with any Affiliated Brokers, and its ability to purchase securities from underwriting syndicates including an Affiliated Broker or to utilize any Affiliated Brokers for agency transactions would be subject to restrictions. PIMCO Advisors does not believe that applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or any Fund's overall performance.

Section 15(f) of the 1940 Act

  Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser to an investment company as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" (as defined in the 1940 Act) (an "Interested Person") of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board of Directors of the Funds has been advised that PIMCO Advisors is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund.

  The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be Interested Persons of the investment advisor (or predecessor or successor advisor).

  Allianz and each of the other parties to the Agreement have agreed to use their reasonable best efforts to assure compliance with these safe harbor requirements of Section 15(f) during the applicable time periods.

           I. APPROVAL OR DISAPPROVAL OF THE NEW ADVISORY AGREEMENT

  The Trustees of the Trust are proposing that shareholders approve the New Advisory Agreement between the Trust and the Adviser that will be entered into between the Adviser and the Trust on behalf of each Fund on or about the closing of the Transaction. A description of the New Advisory Agreement, including the services provided thereunder, the procedure for its termination and renewal and other services provided by the Adviser and its affiliates, is set forth below. The description is qualified in its entirety by reference to the form of New Advisory Agreement included as Appendix A to this Proxy Statement. Additional information about the Adviser is set forth below in the section entitled "Information About the Adviser."

  The New Advisory Agreement was approved by all the Trustees, including the Independent Trustees (as defined below), at an in-person meeting held on December 9, 1999. The Trustees last approved the continuance of the Trust's Current Advisory Agreement for all Funds on December 9, 1999 and no actions have been taken with respect to either the New Advisory Agreement or the Current Advisory Agreement since that date.

Description of the New Advisory Agreement

  The Adviser, or a predecessor of the Adviser, has acted as each Fund's adviser since such Fund's inception, and currently acts as each Fund's adviser pursuant to the Current Advisory Agreement. The shareholders of the Equity Income, Growth, Innovation, Opportunity and Target Funds last approved the Current Advisory Agreement on December 20, 1996 in connection with a transaction in which several series of PIMCO Advisors Funds reorganized into series of the Trust. The shareholders of the Value, Small-Cap Value, Core Equity, Mid-Cap Equity, Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Small-Cap Growth, Enhanced Equity, Renaissance and International Funds
last approved the Current Advisory Agreement on [    ] in connection with
[    ]. The shareholders of the Mega-Cap Fund last approved the Current
Advisory Agreement on June 3, 1999 in connection with the organization of such Fund. The shareholders of the Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Growth Funds last approved the Current Advisory Agreement on September 5, 1997 in connection with the organization of such Funds. The shareholders of the Tax-Efficient Equity Fund last approved the Current Advisory Agreement on July 10, 1998 in connection with the organization of such Fund. The shareholders of the Portfolios last approved the Current Advisory Agreement on September 28, 1998 in connection with the organization of the Portfolios.

  The terms and provisions of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, including with respect to the advisory fees payable thereunder to the Adviser.

  The New Advisory Agreement requires that, subject to the general supervision of the Trustees, the Adviser, either directly or through others engaged by it, provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including the determination of the purchase, retention or sale of securities, cash and other investments for the Funds. The Adviser provides or arranges for the provision of such services in accordance with the Funds' investment objective, investment policies and investment restrictions as stated in the Trust's registration statement filed with the Securities and Exchange Commission (the "SEC"), as supplemented or amended from time to time. The New Advisory Agreement provides that the Adviser may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that the Adviser would be obligated to provide under the New Advisory Agreement. It is pursuant to this authority that the Adviser has entered into the Current Portfolio Management Agreements (as defined below) with Parametric Portfolio Associates, Cadence Capital Management, NFJ Investment Group and Blairlogie Capital Management (each, a "Sub-Adviser" and, collectively, the "Sub-Advisers").

  The New Advisory Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect with respect to a Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided continuance is also specifically approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to the New Advisory Agreement or "interested persons" (as defined by the 1940 Act) of the Trust or the Adviser (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined by the 1940 Act) by the Adviser. The New Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the pertinent Fund or Funds.

  The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Trust by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust or, with respect to a particular Fund, by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Adviser, or by the Adviser upon 60 days' written notice to the Trust. With respect to the Growth, Target, Opportunity, Innovation, Renaissance and International Funds only, the New Advisory Agreement may also be terminated at any time, without the payment of any penalty, by vote of a majority of Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust.

  The New Advisory Agreement provides that the Adviser shall not be subject to any liability arising out of any services rendered by it under the New Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New Advisory Agreement.

  The New Advisory Agreement provides that the Adviser shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the New Advisory Agreement.

  The advisory fee rates payable by the Funds to the Adviser under the Current Advisory Agreement are the same as those payable under the New Advisory Agreement and no change in the current fee structure is being proposed, except that, under the New Advisory Agreement, the Advisory Fee for the International Growth Fund would decrease by 0.10% from its current annual rate of 0.85% to 0.75%. Under the New Advisory Agreement, each Fund will pay the Adviser a monthly advisory fee at the following annual rates, based on the average daily net assets of the particular Fund:

                                                                       Advisory
Fund                                                                   Fee Rate
----                                                                   --------
Equity Income, Value, Tax-Efficient Equity, Capital Appreciation,
 Mid-Cap Growth, Mega-Cap, Structured Emerging Markets, Tax-Efficient
 Structured Emerging Markets and Enhanced Equity Funds                   0.45%
Growth Fund                                                              0.50%
International and Target Funds                                           0.55%
Core Equity Fund                                                         0.57%
Small-Cap Value and Renaissance Funds                                    0.60%
Mid-Cap Equity Fund                                                      0.63%
Opportunity and Innovation Funds                                         0.65%
International Growth Fund*                                               0.75%
Small-Cap Growth Fund                                                    1.00%
Micro-Cap Growth Fund                                                    1.25%

--------
* Under the International Growth Fund's current advisory agreement, the International Growth Fund pays the Adviser a monthly advisory fee at an annual rate of 0.85%.

  PIMCO Advisors' Asset Allocation Committee is responsible for determining how the assets of the 90/10 Portfolio, the 60/40 Portfolio and the 30/70 Portfolio are allocated and reallocated from time to time among the mutual funds in the PIMCO Funds family in which the Portfolios invest ("PIMCO Funds"). As with the Current Advisory Agreement, the Portfolios will not pay any advisory fees to PIMCO Advisors in return for these services under the New Advisory Agreement. The Portfolios do, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO Advisors or Pacific Investment Management Company, as the case may be, by the underlying PIMCO Funds in which the Portfolios invest.

  For the fiscal year ended June 30, 1999, the Funds paid the Adviser the following amounts under the Current Advisory Agreement (the Mega-Cap Fund was not operational during the fiscal year ended June 30, 1999):

                                                Year Ended
Fund                                              6/30/99
----                                            -----------
Equity Income Fund                              $   892,889
Value Fund                                        1,043,826
Small-Cap Value Fund                              2,215,048
Core Equity Fund                                    413,258
Mid-Cap Equity Fund                                  74,646
Capital Appreciation Fund                         5,057,813
Mid-Cap Growth Fund                               3,926,642
Micro-Cap Growth Fund                             3,035,025
Small-Cap Growth Fund                               574,447
Enhanced Equity Fund                                238,001
Renaissance Fund                                  3,771,388
Growth Fund                                      10,728,640
Target Fund                                       5,837,985
Opportunity Fund                                  3,171,024
Innovation Fund                                   4,453,888
International Fund                                  753,828
International Growth Fund                            58,010
Tax Efficient Equity Fund                            56,985
Structured Emerging Markets Fund                    156,322
Tax-Efficient Structured Emerging Markets Fund      212,327
60/40 Portfolio                                         N/A
70/30 Portfolio                                         N/A
90/10 Portfolio                                         N/A

-----------                                                           ---------
  TOTAL                                         $47,116,679

Information About the Adviser

  The Adviser serves as investment adviser to each Fund of the Trust pursuant to the Current Advisory Agreement. The Adviser is a Delaware limited partnership organized in 1987. The Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by the Adviser and its
subsidiary partnerships as of December 31, 1999 were approximately $[    ]
billion. The current general partners of the Adviser are Partners GP and PAH. Partners GP is a general partnership between PIMCO Holdings LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company. Partners GP is the sole general partner of PAH. The Adviser is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors.

  Partners GP and PAH have substantially delegated their management and control of PIMCO Advisors to a Management Board. Pursuant to the terms of the delegation of authority by Partners GP and PAH, the Management Board of PIMCO Advisors is composed of (i) the Chief Executive Officer of PIMCO Advisors;
(ii) six other persons designated by Partners GP ; (iii) three disinterested persons designated by representatives of the Public General Partner or, if there is no Public General Partner, Partners GP or its successor as general partner of PIMCO Advisors; (iv) the Chief Executive Officer and one Managing Director of each of the two Investment Managing Companies having the greatest total income, determined as of the date of appointment; and (v) one Managing Director of each of two other Investment Managing Companies designated from time to time by the Management Board upon the recommendation of the Nominating Committee. PAH is a Public General Partner for the purposes set forth above.

  The Management Board has in turn delegated the authority to manage day-to-day operations and policies to an Executive Committee. The Executive Committee is composed of four members. The members of the Executive Committee are William D. Cvengros, Brent R. Harris, Glenn S. Schafer and William S. Thompson, Jr.

  The Adviser, Partners GP and PAH are located at 800 Newport Center Drive, Newport Beach, California 92660. William D. Cvengros is Chief Executive Officer, President and a Member of the Management Board of the Adviser, as well as Chairman of the Board of Trustees and a Trustee of the Trust. Mr. Cvengros' principal occupation is his position with the Adviser. His business address is at the Adviser.

Approval of the New Advisory Agreement by the Trustees of the Trust

  Based on a thorough review of the investment approach and investment practices used by the Adviser and/or the Portfolio Manager in managing each Fund's investment portfolios, each Fund's performance record under its current management and the benefits of continuity of management, the Trustees determined that it would be appropriate for the Adviser to remain responsible for the management of each Fund's investment portfolio following the Transaction. Thus, on December 9, 1999, the Trustees approved the New Advisory Agreement.

  In evaluating the New Advisory Agreement, the Trustees took into account that the New Advisory Agreement and the Current Advisory Agreement, including their terms relating to the services to be provided by the Adviser, are substantially identical. The Trustees also considered the terms of the Transaction and the possible effects of the Transaction on the Adviser's ability to continue to provide portfolio management services to each Fund. Representatives of the Adviser represented to the Trustees that the Transaction would not result in any changes, other than changes in the ordinary course of business, in the management, operations, personnel or legal structure of the Adviser, and that the Adviser's personnel who provide portfolio management services to the Fund's are not expected to change as a result of the Transaction. The Trustees were also assured that there were no plans to discontinue any existing voluntary fee waivers and expense reimbursement arrangements as a result of the Transaction and that the Funds would not bear any of the expenses of the preparation and mailing of this Proxy Statement. The Trustees took into account the change in portfolio manager for the Small-Cap Value Fund as well as representations made to them by representatives of the Adviser that the Transaction would not result in any adverse changes, other than in the ordinary course of business, in the management or operations of the Adviser or in the services provided to the Funds.

  In addition, the Trustees requested and were provided with detailed information regarding Allianz and heard a report from a representative of Allianz about the Transaction, its effects on the Adviser and future plans and intentions of Allianz for the Adviser and the Funds.

  After consideration of the foregoing factors and such other factors as the Trustees deemed relevant, the Trustees concluded that it was appropriate and desirable for the Adviser to continue, after the Transaction, to act as investment adviser to each Fund on the same terms as were in effect before the Transaction. Accordingly, the Trustees unanimously approved the New Advisory Agreement and recommend its approval by the shareholders.

Required Vote

  Approval of the New Advisory Agreement with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund or (2) 67% or more of the shares of that Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy. If the shareholders of any Fund do not approve the New Advisory Agreement, the Trustees will take such further action as they may deem to be in the best interests of the shareholders of that Fund. Also, if shareholders of any Fund that are also considering a New Portfolio Management Agreement, as discussed in Part II, approve the New Advisory Agreement, but not the New Portfolio Management Agreement, the Trustees will take such further action as they may deem to be in the best interests of the shareholders of that Fund.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT FOR THEIR FUND.

            II. APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENTS

  The Trustees of the Trust are proposing that shareholders of each of the Tax-Efficient Equity, Enhanced Equity, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds approve a New Portfolio Management Agreement between the Adviser and Parametric Portfolio Associates ("Parametric"); that shareholders of the Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Mega-Cap and Small-Cap Growth Funds approve a New Portfolio Management Agreement between the Adviser and Cadence Capital Management ("Cadence"); that shareholders of the Small-Cap Value Fund approve a New Portfolio Management Agreement between the Adviser and NFJ Investment Group ("NFJ"); and that shareholders of the International Fund approve a New Portfolio Management Agreement between the Adviser and Blairlogie Capital Management ("Blairlogie"). Information applicable to all of the New Portfolio Management Agreements is set forth under "General Information Concerning the New Portfolio Management Agreements" below and information relating to specific Funds and Sub-Advisers is set forth in Parts A, B, C and D below.

  PIMCO Equity Advisors, a division of the Adviser, provides day-to-day portfolio management services for the Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, International Growth and Renaissance Funds. Consequently, there is no new Portfolio Management Agreement proposed for these Funds. The Adviser does not retain a sub-adviser to manage the assets of the Portfolios. After the closing of the Transaction, PIMCO Equity Advisors will also assume day-to-day portfolio management responsibility for the Equity Income and Value Funds from NFJ, those Funds' current Sub-Adviser.

General Information Concerning the New Portfolio Management Agreements

  The terms and provisions of the New Portfolio Management Agreements that will be entered into between the Adviser and the Sub-Advisers on or about the closing of the Transaction are substantially identical to those of the relevant Current Portfolio Management Agreements now in effect, including with respect to the fees payable by the Adviser to the Sub-Advisers thereunder. The following discussion of the New Portfolio Management Agreements is qualified in its entirety by reference to the form of the New Portfolio Management

Agreement attached to this Proxy Statement as Appendix B. The New Portfolio Management Agreements were approved by the Board of Trustees of the Trust, including the Independent Trustees, at meetings held on December 9, 1999 and December 22, 1999.

  The shareholders of the Enhanced Equity last approved their Current
Portfolio Management Agreement on December 20, 1996 in connection with [    ].
The shareholders of the Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds last approved their Current Portfolio Management Agreement on July 10, 1998, September 5, 1997 and September 5, 1997, respectively, in connection with the organization of such Funds. The shareholders of the Enhanced Equity, Capital Appreciation, Small-Cap Value Mid-Cap Growth, Micro-Cap Growth and Small-Cap Growth Funds last approved their Current Portfolio Management Agreement on December 20, 1996 in connection with a transaction in which several series of PIMCO Advisors Funds reorganized into series of the Trust. The shareholders of the Mega-Cap Fund last approved the Current Portfolio Management Agreement on August 30, 1999 in connection with the organization of such Fund. The shareholders of the International Fund last approved the Current Portfolio Management Agreement on February 26, 1999 in connection with the sale of a controlling interest in Blairlogie by the Adviser to subsidiaries of the Allegheny Corporation.

  Each New Portfolio Management Agreement provides that, subject to the general supervision of the Trustees and the Adviser, the relevant Sub-Adviser shall provide a continuous investment program for the relevant Fund(s) and determine the composition of the investment portfolios of the relevant Fund(s), including the determination of the purchase, retention or sale of securities, cash and other investments for the Fund(s). Each Sub-Adviser provides such services in accordance with the relevant Fund's investment objective, investment policies and investment restrictions as stated in the Trust's registration statement filed with the SEC, as supplemented and amended from time to time.

  Each New Portfolio Management Agreement provides that it will continue in effect with respect to a Fund for a period of two years from its effective date and thereafter on an annual basis with respect to such Fund, provided such continuance is approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided that continuance is also approved by the vote of a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust, the Adviser or the relevant Fund's portfolio manager, cast in person at a meeting called for the purpose of voting on such approval. Each New Portfolio Management Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the relevant Fund, except to the extent permitted by the terms of any exemptive relief that may be granted by the SEC, and also provides that it terminates automatically in the event of its assignment (as defined by the 1940 Act).

  Each New Portfolio Management Agreement may be terminated at any time, without the payment of any penalty, by (a) the Trust by vote of a majority of the Board of Trustees, or, in the case of the Portfolio Management Agreement between the Adviser and Blairlogie, by a majority vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust, the Adviser or the Fund's Sub-Adviser, or by vote of a majority of the outstanding voting securities of the Trust, or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the relevant Sub-Adviser or (b) by the Adviser upon 60 days' written notice to the relevant Sub-Adviser. The New Portfolio Management Agreements may be terminated by each Sub-Adviser upon 60 days' written notice to the Trust.

  Each New Portfolio Management Agreement provides that, except as required by applicable law, the Sub-Adviser and its affiliates and controlling persons shall not be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under the agreement. In addition, each New Portfolio Management Agreement provides that each of the Adviser and relevant Sub-Adviser shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party's responsibilities to the Trust, based on (a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) material inaccuracies or omissions in the Trust's registration statement made in reliance on information furnished by the indemnifying party.

Required Vote

  Approval of the New Portfolio Management Agreement with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of that Fund or (2) 67% or more of the shares of that Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the Meeting in person or by proxy. If the shareholders of any Fund do not approve the New Portfolio Management Agreement, the Trustees will take such further action as they may deem to be in the best interests of the shareholders of that Fund.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH OF THE TAX-EFFICIENT EQUITY, ENHANCED EQUITY, STRUCTURED EMERGING MARKETS, TAX-EFFICIENT STRUCTURED EMERGING MARKETS, CAPITAL APPRECIATION, MID-CAP GROWTH, MICRO-CAP GROWTH, MEGA-CAP, SMALL-CAP GROWTH, SMALL-CAP VALUE AND INTERNATIONAL FUNDS VOTE FOR APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT FOR THEIR PARTICULAR FUND.

A. New Portfolio Management Agreement for the Tax-Efficient Equity, Enhanced Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds

  Pursuant to a Portfolio Management Agreement between the Adviser and Parametric dated November 15, 1994, as amended on January 14, 1997 and as further amended or supplemented from time to time (the "Current Parametric Portfolio Management Agreement"), the Adviser has delegated to Parametric its responsibility to provide portfolio management services to each of the Tax-Efficient Equity, Enhanced Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds (the "Parametric Funds"). Parametric or its predecessor has acted as Sub-Adviser to each Parametric Fund since the inception of each such Fund. The Trustees last approved the continuance of the Current Parametric Portfolio Management Agreement for each Parametric Fund on December 9, 1999 and no actions have been taken with respect to the Agreement since that date.

  Under the New Portfolio Management Agreement between the Adviser and Parametric (the "New Parametric Portfolio Management Agreement"), subject always to the control of the Trustees of the Trust, the obligation of Parametric is to furnish continuously an investment program for each Parametric Fund, and to make investment decisions concerning, and to place orders for, the purchase and sale of portfolio securities and all other investments for each Parametric Fund. For the services provided to each Fund, the Adviser (not the Trust) pays Parametric a monthly fee for each Fund at an annual rate (based on the average daily net assets of the particular Fund taken separately) of 0.35% for each Parametric Fund.

  The fee rates payable by the Adviser to Parametric under the Current Parametric Portfolio Management Agreement are the same as those payable under the New Parametric Portfolio Management Agreement. For the fiscal year ended June 30, 1999, the Adviser paid Parametric $44,322 for its portfolio management services with respect to the Tax-Efficient Equity Fund, $185,113 with respect to the Enhanced Equity Fund, $121,584 with respect to the Structured Emerging Markets Fund and $165,144 with respect to the Tax-Efficient Structured Emerging Markets Fund.

  Parametric is an investment management firm organized as a general partnership and is an affiliated sub-partnership of the Adviser. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. Parametric's predecessor commenced operations in 1987. Parametric is located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of September 30, 1999, of approximately $3.9 billion.

B. New Portfolio Management Agreement for the Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Mega-Cap and Small-Cap Growth Funds

  Pursuant to a Portfolio Management Agreement between the Adviser and Cadence dated November 15, 1994, as amended on January 14, 1997 and as further amended from time to time (the "Current Cadence Portfolio Management Agreement"), the Adviser has delegated to Cadence its responsibility to provide portfolio management services to each of the Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Mega-Cap and Small-Cap Growth Funds (the "Cadence Funds"). Cadence or its predecessor has acted as Sub-Adviser to each Cadence Fund since the inception of each such Fund. The Trustees last approved the continuance of the Current Cadence Portfolio Management Agreement for each Cadence Fund on December 22, 1999 and no actions have been taken with respect to the Agreement since that date.

  Under the New Portfolio Management Agreement between the Adviser and Cadence (the "New Cadence Portfolio Management Agreement"), subject always to the control of the Trustees of the Trust, the obligation of Cadence is to furnish continuously an investment program for each Cadence Fund, and to make investment decisions concerning, and to place orders for, the purchase and sale of portfolio securities and all other investments for each Cadence Fund. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund taken separately): 0.35% for the Capital Appreciation Fund, 0.35% for the Mid-Cap Growth Fund,1.15% for the Micro-Cap Growth Fund, 0.35% for the Mega-Cap Fund and 0.90% for the Small-Cap Growth Fund.

  The fee rates payable by the Advisor to Cadence under the Current Cadence Portfolio Management Agreement are the same as those payable under the New Cadence Portfolio Management Agreement. For the fiscal year ended June 30, 1999, the Adviser paid Cadence $3,933,855 for its portfolio management services with respect to the Capital Appreciation Fund, $3,054,054 with respect to the Mid-Cap Growth Fund, $2,794,415 with respect to the Micro-Cap Growth Fund and $517,002 with respect to the Small-Cap Growth Fund. The Mega-Cap Fund was not operational during the fiscal year ended June 30, 1999.

  Cadence is an investment management firm organized as a general partnership. Cadence is the successor investment adviser to Cadence Capital Management Corporation. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence's predecessor commenced operations in 1988. Cadence is located at Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of September 30, 1999, of approximately $6.5 billion.

C.New Portfolio Management Agreement for the Small-Cap Value Fund

  Pursuant to a Portfolio Management Agreement between the Adviser and NFJ dated November 15, 1994, as amended on January 14, 1997 and as further amended from time to time (the "Current NFJ Portfolio Management Agreement"), the Adviser has delegated to NFJ its responsibility to provide portfolio management services to the Small-Cap Value Fund. NFJ or its predecessor has acted as Sub-Adviser to the Small-Cap Value Fund since the Fund's inception. The Trustees last approved the continuance of the Current NFJ Portfolio Management Agreement on December 22, 1999, and no actions have been taken with respect to the Agreement since that date.

  Under the New Portfolio Management Agreement between the Adviser and NFJ (the "New NFJ Portfolio Management Agreement"), subject always to the control of the Trustees of the Trust, the obligation of NFJ is to furnish continuously an investment program for the Small-Cap Value Fund, and to make investment decisions concerning, and to place orders for, the purchase and sale of portfolio securities and all other investments for the Small-Cap Value Fund. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee at a annual rate (based on the average daily net assets of the Fund) of 0.50%.

  The fee rate payable by the Adviser to NFJ under the Current NFJ Portfolio Management Agreement is the same as that payable under the New NFJ Portfolio Management Agreement. For the fiscal year ended June 30, 1999, the Adviser paid NFJ $1,845,873 for its portfolio management services with respect to the Small-Cap Value Fund.

  NFJ is an investment management firm organized as a general partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ's predecessor commenced operations in 1989. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of September 30, 1999, of approximately $2.2 billion.

D.New Portfolio Management Agreement for the International Fund

  Pursuant to a Portfolio Management Agreement between the Adviser and Blairlogie dated April 30, 1999 (the "Current Blairlogie Portfolio Management Agreement"), the Adviser has delegated to Blairlogie its responsibility to provide portfolio management services to the International Fund. Blairlogie has acted as sub-adviser to the International Fund since 1994. The Trustees last approved the continuance of the Current Blairlogie Portfolio Management Agreement on December 9, 1999.

  Under the New Portfolio Management Agreement between the Adviser and Blairlogie (the "New Blairlogie Portfolio Management Agreement"), subject always to the control of the Trustees of the Trust, the obligation of Blairlogie is to furnish continuously an investment program for the International Fund, and to make investment decisions concerning, and to place orders for, the purchase and sale of portfolio securities and all other investments for the International Fund. For the services provided, the Adviser (not the Trust) pays Blairlogie a monthly fee for the Fund at the annual rate of .40% based on the average daily net assets of the International Fund.

  The fee rate payable by the Adviser to Blairlogie under the Current Blairlogie Portfolio Management Agreement is the same as that payable under the New Blairlogie Portfolio Management Agreement. For the fiscal year ended June 30, 1999, the Adviser paid Blairlogie $540,637 for its services with respect to the International Fund pursuant to the Current Blairlogie Portfolio Management Agreement.

  Blairlogie is an investment management firm organized as a limited partnership under the laws of the United Kingdom. Blairlogie's predecessor commenced operations in 1992. Blairlogie is an indirect majority-owned subsidiary of the Alleghany Corporation. Until April 30, 1999, Blairlogie was an affiliate of the Adviser. On April 30, 1999, the Adviser sold all of its ownership interests in Blairlogie to subsidiaries of the Alleghany Corporation in a transaction worth approximately $6.6 million and Blairlogie is no longer affiliated with the

Adviser. Blairlogie is located at 125 Princes Street, 4th Floor, Edinburgh EH2 4AD, Scotland. Blairlogie provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Blairlogie had combined assets, as of September 30, 1999, of approximately $903 million. Because of his position with and ownership interests in PIMCO Advisors, Kenneth M. Poovey, a nominee for election as a Trustee of the Trust, may be deemed to have had a substantial interest in this transaction.

         III. APPROVAL OF CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO BORROWING MONEY TO PERMIT INTERFUND BORROWING

  The Trustees of the Trust are proposing that the shareholders of the Renaissance, Growth, Target, Opportunity, Innovation, International and International Growth Funds approve changes to each Fund's fundamental investment restriction relating to borrowing money, as described in Part III-A below. The Trustees of the Trust are also proposing that the shareholders of the Equity Income, Value, Tax-Efficient Equity, Enhanced Equity, Core Equity, Mid-Cap Equity, Mega-Cap, Capital Appreciation, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Micro-Cap Growth, Tax-Efficient Structured Emerging Markets and Structured Emerging Markets Funds approve changes to each Fund's fundamental investment restriction relating to borrowing money, as described in Part III-B below. The Trustees of the Trust are also proposing that the shareholders of the 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio approve changes to each Portfolio's fundamental investment restriction relating to borrowing money, as described in Part III-C below.

  The Trust believes these changes will provide each Fund and Portfolio with the flexibility to borrow from any fund within the PIMCO Funds family, including funds that are series of PIMCO Funds: Pacific Investment Management Series ("PIMS"), a separate trust. At this time, the Trust anticipates that the Funds and Portfolios will borrow only from the PIMCO Money Market Fund, a series of PIMS, although the Funds and Portfolios reserve the right to borrow from other PIMCO funds as the Trustees or their designees deem appropriate. The Trust is requesting a vote on these changes because the investment restrictions are "fundamental" and may be changed only with shareholder approval. Before a Fund or Portfolio may engage in interfund borrowing it will require an exemptive order from the SEC. The Funds and Portfolios currently do not have such an order and intend to seek one.

  The Trust is requesting shareholder approval on this proposal for several reasons. The Trust believes that each Fund and Portfolio will benefit from the flexibility of being able to borrow money from any fund within the PIMCO Funds family, rather than from banks. Additionally, each Fund will likely receive more favorable loan terms and incur fewer transaction costs through interfund borrowing. In addition, the borrowing restrictions will be liberalized to the extent permitted under the 1940 Act. The Trust believes that the proposed amendments to each Fund's and Portfolio's investment restrictions will more clearly reflect current regulatory practice and will expand their borrowing opportunities.

Required Vote

  Approval of the changes to each Fund's and Portfolio's fundamental investment restriction relating to borrowing money will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of that Fund or (2) 67% or more of the shares of that Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the Meeting in person or by proxy. If the required approval of a change to a fundamental restriction is not obtained for a Fund, that Fund's existing restriction will continue in effect, and the Trustees will take such further action as they deem in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND AND PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED CHANGES IN ITS FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING MONEY.

A. Changes to the Fundamental Investment Restriction relating to Borrowing Money of the Renaissance, Growth, Target, Opportunity, Innovation, International and International Growth Funds

  The table below sets forth the current fundamental investment restriction of each above-referenced Fund relating to borrowing money in the left hand column and the proposed amended restriction in the right hand column.

                                               Proposed Amended Fundamental Investment
 Current Fundamental Investment Restriction    Restriction
-------------------------------------------------------------------------------------------
 The Fund may not borrow money in excess of    The Fund may borrow money to the maximum
 10% of the value (taken at the lower cost     extent permitted by law, including without
 or current value) of the Fund's total         limitation (i) borrowing from banks or
 assets (not including the amount borrowed)    entering into reverse repurchase agreements,
 at the time the borrowing is made, and then   or employing similar investment techniques,
 only from banks as a temporary measure to     and pledging its assets in connection
 facilitate the meeting of redemption          therewith, if immediately after each
 requests (not for leverage) which might       borrowing and continuing thereafter, there
 otherwise require the untimely disposition    is asset coverage of 300% and (ii) entering
 of portfolio investments or for               into reverse repurchase agreements and
 extraordinary or emergency purposes. Such     transactions in options, futures, options on
 borrowings will be repaid before any          futures, and forward foreign currency
 additional investments are purchased.         contracts.

B. Changes to the Fundamental Investment Restriction relating to Borrowing of Money of the Equity Income, Value, Tax-Efficient Equity, Enhanced Equity, Core Equity, Mid-Cap Equity, Mega-Cap, Capital Appreciation, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Micro-Cap Growth, Tax-Efficient Structured Emerging Markets and Structured Emerging Markets Funds

  The table sets forth the current fundamental investment restriction of each above-referenced Fund relating to borrowing money in the left hand column and the proposed amended restriction in the right hand column.

                                               Proposed Amended Fundamental Investment
 Current Fundamental Investment Restriction    Restriction
-------------------------------------------------------------------------------------------
 The Fund may not borrow money, or pledge,     The Fund may borrow money to the maximum
 mortgage or hypothecate its assets, except    extent permitted by law, including without
 that the Fund may (i) borrow from banks or    limitation (i) borrowing from banks or
 enter into reverse repurchase agreements,     entering into reverse repurchase agreements,
 or employ similar investment techniques,      or employing similar investment techniques,
 and pledge its assets in connection           and pledging its assets in connection
 therewith, but only if immediately after      therewith, if immediately after each
 each borrowing and continuing thereafter,     borrowing and continuing thereafter, there
 there is asset coverage of 300% and (ii)      is asset coverage of 300% and (ii) entering
 enter into reverse repurchase agreements      into reverse repurchase agreements and
 and transactions in options, futures,         transactions in options, futures, options on
 options on futures, and forward foreign       futures, and forward foreign currency
 currency contracts (the deposit of assets     contracts.
 in escrow in connection with the writing of
 covered put and call options and the
 purchase of securities on a when-issued or
 delayed delivery basis and collateral
 arrangements with respect to initial or
 variation margin deposits for futures
 contracts, options on futures contracts,
 and forward foreign currency contracts will
 not be deemed to be pledges of such Fund's
 assets).

C. Changes to the Fundamental Investment Restriction relating to Borrowing of Money of the 90/10 Portfolio, the 60/40 Portfolio and the 30/70 Portfolio

  The table below sets forth the current fundamental investment restriction of each Portfolio relating to borrowing of money in the left hand column and the proposed amended restriction in the right hand column.

                                               Proposed Amended Fundamental Investment
 Current Fundamental Investment Restriction    Restriction
-------------------------------------------------------------------------------------------
 The Portfolio may not borrow money, or        The Fund may borrow money to the maximum
 pledge, mortgage or hypothecate its assets,   extent permitted by law, including without
 except that the Portfolio may (i) borrow      limitation (i) borrowing from banks or
 from banks or enter into reverse repurchase   entering into reverse repurchase agreements,
 agreements, or employ similar investment      or employing similar investment techniques,
 techniques, and pledge its assets in          and pledging its assets in connection
 connection therewith, but only if             therewith if immediately after each
 immediately after each borrowing and          borrowing and continuing thereafter, there
 continuing thereafter, there is asset         is asset coverage of 300% and (ii) entering
 coverage of 300% and (ii) enter into          into reverse repurchase agreements and
 reverse repurchase agreements and             transactions in options, futures, options on
 transactions in options, futures, options     futures, and forward foreign currency
 on futures, and forward foreign currency      contracts.
 contracts (the deposit of assets in escrow
 in connection with the writing of covered
 put and call options and the purchase of
 securities on a when-issued or delayed
 delivery basis and collateral arrangements
 with respect to initial or variation margin
 deposits for futures contracts, options on
 futures contracts, and forward foreign
 currency contracts will not be deemed to be
 pledges of such Portfolio's assets).


    IV. FUTURE PORTFOLIO MANAGEMENT AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

  With respect to each Fund (excluding the International Fund, whose shareholders have previously approved a similar proposal), the Trustees of the Trust are proposing that shareholders grant approval to permit the Adviser to enter into new or amended portfolio management agreements with a sub-adviser(s) with respect to each Fund without obtaining shareholder approval of such portfolio management agreements, and to permit such sub-adviser(s) to manage the assets of each Fund pursuant to such agreements. If shareholders approve the proposal, the Adviser would be able to take these actions only to the extent permitted by any exemption or exemptions that may be granted upon application made to the SEC or by any applicable SEC rule.

  This Proposal is being submitted to the shareholders of each Fund for approval as required by the terms of an exemptive application which the Trust and the Adviser expect to file with the SEC (the "Proposed SEC Exemption Request") and will not become effective with respect to a Fund unless and until (a) the SEC has granted the relief requested in the Proposed SEC Exemption Request and (b) this Proposal has been approved by the shareholders of that Fund.

  The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written agreement which has been approved by a vote of a majority of the outstanding voting securities of the fund as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. The Trust and the Adviser, however, intend to file with the SEC the Proposed SEC Exemption Request. If the Proposed SEC Exemption Request is granted, the Adviser would be permitted, under specified conditions, to enter into new and amended portfolio management agreements for the management of each Fund, including agreements with new sub-advisers and agreements with existing sub-advisers if there is a material change in the terms of the portfolio management agreement or if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing portfolio management agreement, without obtaining the approval of the Fund's shareholders of such new or amended portfolio management agreements. Such agreements must nevertheless be approved by the Independent Trustees, in accordance with the requirements of the 1940 Act. While the conditions will be established in the course of the exemption process, prior exemptive orders suggest that one of the conditions of the Proposed SEC Exemption Request would be that within 90 days after entering into a new or amended portfolio management agreement without shareholder approval, each Fund must provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, shareholder approval would still be required to amend the Advisory Agreement with respect to each Fund (including any amendment to raise the management fee rate payable under the Advisory Agreement) or to enter into a new Advisory Agreement with the Adviser or any other adviser.

  The Trust is requesting shareholder approval of this Proposal for several reasons. As described in Part I, the Advisory Agreement permits each Fund to utilize an adviser/sub-adviser management structure whereby the Adviser, acting as each Fund's investment adviser, delegates day-to-day portfolio management responsibilities to a sub-adviser. All Funds except the Renaissance, Core Equity, Mid-Cap Equity, Growth, Target, Opportunity, Innovation and International Growth Funds and the Portfolios currently utilize this structure, and it is anticipated that at or around the closing of the Transaction, the Equity Income and Value Funds will no longer utilize this structure as well. Under such a structure, the Fund's sub-adviser acts in a capacity similar to a manager of a mutual fund who is employed by such mutual fund's investment adviser and who manages the portfolio under the oversight and supervision of the investment adviser. If the Adviser were to change sub-advisers for a Fund or to retain a sub-adviser for a Fund that does not currently have one, the Adviser would continue in its role as adviser and would continue to exercise oversight and supervision of the Fund's investment affairs as conducted by the new sub-adviser. The Trust believes that these situations are analogous to a situation where an investment adviser of a mutual fund replaces an employee who manages the fund's investment portfolio with a different manager, which does not require shareholder approval under the 1940 Act.

  In addition, the shareholder approval requirement under the 1940 Act may cause each Fund's shareholders to incur unnecessary expenses, such as the expenses involved in holding, and soliciting proxies for, a shareholder meeting, and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt engagement or replacement of a sub-adviser if circumstances so warrant. The Trustees believe that without the ability to promptly retain a new sub-adviser and/or replace an existing sub-adviser, or to reapprove existing portfolio management agreements, as the case may be, investors' expectations may be frustrated. For instance, a Fund and its shareholders could be disadvantaged under the following circumstances: (i) where the Adviser determines to terminate a Fund's sub-adviser due to unsatisfactory performance or another appropriate reason, (ii) where the Adviser wishes to retain an initial sub-adviser for a Fund that does not, at present, utilize a sub-advisory structure, (iii) where a Fund's sub-adviser resigns, ceases operations or is otherwise incapable of providing portfolio management services on behalf of the Fund, or (iv) where there has been an assignment of a portfolio management agreement with a current sub-adviser (for instance, due to a change in control of the sub-adviser) or some other event causing the termination of the portfolio management agreement. In many cases, these events are beyond the control of the Trust, the Adviser and the applicable Fund. In such circumstances, the Adviser may deem it in the best interests of the Fund to retain a new sub-adviser or to reinstate a terminated portfolio management agreement with a current sub-adviser promptly. For these reasons, the Trustees believe that approval of the Proposal would benefit shareholders.

  In reaching this conclusion, the Trustees considered, among other matters, that the Proposal would be beneficial to the Funds by reducing or eliminating the costs of shareholder meetings and the possible negative impact caused by a delay in replacing or hiring a new sub-adviser, or reapproving existing portfolio management arrangements. They also considered that the Funds would forego any benefits associated with shareholder scrutiny of proposed portfolio management agreements. To this end, the Trustees considered that, even in the absence of shareholder scrutiny and approval, any proposal to add or replace a sub-adviser, or to materially amend a portfolio management agreement with an existing sub-adviser, would receive careful review. First, the Adviser would assess each Fund's needs and, if it believed that the Fund would benefit from a new or replacement sub-adviser, the Adviser would review the relevant universe of available investment managers. Second, any recommendations made by the Adviser would have to be approved by a majority of the Board of Trustees, including a majority of the Independent Trustees. Finally, in the absence of shareholder approval, any retention of a new or replacement sub-adviser or any amendment of an existing portfolio management agreement would have to comply with conditions contained in the Proposed SEC Exemption Request, assuming it is granted.

  Although the Trust currently intends to file the Proposed SEC Exemption Request, it reserves the right not to file the Proposed SEC Exemption Request if the Trustees believe such action is in the best interest of the Fund and its shareholders.

Required Vote

  Approval of the grant of authority to permit the Adviser to enter into new and amended portfolio management agreements for a Fund without shareholder approval will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund or (2) 67% or more of the shares of that Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND (WITH THE EXCEPTION OF THE INTERNATIONAL FUND) VOTE FOR APPROVAL OF THE PROPOSED GRANT OF AUTHORITY TO PERMIT THE ADVISER TO ENTER INTO NEW OR AMENDED PORTFOLIO MANAGEMENT AGREEMENTS WITH SUB-ADVISERS WITH RESPECT TO EACH FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL OF SUCH AGREEMENTS, AND TO PERMIT SUCH SUB-ADVISERS TO MANAGE THE ASSETS OF EACH FUND PURSUANT TO SUCH PORTFOLIO MANAGEMENT AGREEMENTS.

    V. APPROVAL OF AN ADMINISTRATIVE DISTRIBUTION PLAN WITH RESPECT TO THE ADMINISTRATIVE CLASS SHARES OF THE CAPITAL APPRECIATION AND THE SMALL-CAP
                                 GROWTH FUNDS

  The Trustees are proposing that holders of Administrative Class shares of the Capital Appreciation and Small-Cap Growth Funds approve an Administrative Distribution Plan (the "Distribution Plan") as it relates to each Fund. There is currently no distribution plan for Administrative Class shares of each of these Funds. The Distribution Plan would supplement other arrangements under which shareholder services are currently rendered to Administrative Class shareholders of these Funds, and would not increase the expenses of that class of shares. The full text of the Distribution Plan is attached as Appendix C to this Proxy Statement and qualifies in its entirety the description of the Distribution Plan set forth in this Proxy Statement.

  The Distribution Plan, which was drafted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"), was approved with respect to both Funds on December 9, 1999 by the Trustees, including those Trustees who are not "interested persons" of the Trust or the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor") and who have no direct or indirect interest in the Distribution Plan or any related agreements (the "Qualified Trustees"). The Distribution Plan is being submitted for shareholder approval pursuant to a requirement in the Rule.

Administrative Distribution Plan

  Under the terms of the Distribution Plan, the Funds (or the Distributor acting as agent of the Funds) will use their Administrative Class assets to reimburse brokers and other service organizations (each a "Service Organization") for costs and expenses incurred in connection with the distribution and marketing of the Administrative Class shares and/or the provision of shareholder services to its customers that invest in Administrative Class shares of the Funds, at an annual rate not to exceed 0.25% of the average daily net assets attributable to each Fund's Administrative Class shares. The Distribution Plan is a "reimbursement plan" which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to the plan. Any expense payable under the Distribution Plan may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, but may never exceed 0.25% of average daily net assets in any month. Such "carried forward" expense may only be paid by the Trust under the Distribution Plan during periods in which the Distribution Plan continues to be in effect. The services provided under the Distribution Plan may include, but are not limited to, placing orders directly for the purchase of a Fund's shares, providing facilities to answer questions from prospective investors about the Funds, providing information about the Funds, receiving and answering correspondence (including requests for prospectuses and statements of additional information), preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders, complying with federal and state securities laws pertaining to the sale of Administrative Class shares, and assisting investors in completing application forms and selecting dividend and other account options. Shareholder services that may be provided under the Plan may include receiving, aggregating and processing shareholder orders, furnishing shareholder sub-accounting, providing and maintaining elective shareholder services such as check writing and wire transfer services, providing and maintaining pre-authorized investment plans, communicating periodically with shareholders, acting as the shareholder of record and nominee for shareholders, maintaining accounting records for shareholders, answering questions and handling correspondence from shareholders about their accounts, issuing confirmations for transactions by shareholders, and performing similar account administrative services. The Plan requires the Trustees to review, at least quarterly, a written report of expenditures under the Plan.

  The Plan shall continue in effect so long as its continuance is specifically approved at least annually by vote of both a majority of the Trustees and a majority of the Qualified Trustees. The Plan and any related agreements (including the Distributor's Contract described below) may be terminated as to either Fund at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Administrative Class shares of either Fund. All agreements relating to the Plan must be in writing and all will terminate automatically if assigned. The Plan may not be amended to increase materially the amount of the distribution fee permitted thereunder with respect to either Fund without a vote of a majority of the outstanding shares of the Administrative Class of that Fund. In addition, the Plan may not be materially amended in any way without a vote of the majority of both the Trustees and the Qualified Trustees at an in-person meeting called for that purpose.

  The Trust has adopted an Administrative Services Plan (the "Services Plan") for the Administrative Class shares of the Capital Appreciation and Small-Cap Growth Funds. Shareholders do not have the voting rights set forth in the Rule under the Services Plan. Pursuant to the terms of the Services Plan, each Fund may use their Administrative Class assets to reimburse financial intermediaries for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses. The Services Plan permits each Fund to make total reimbursement of up to 0.25% on an annual basis of the average daily net assets of a Fund attributable to its Administrative Class shares. For the fiscal year ended June 30, 1999, the fees paid under the Services Plan for the Administrative Class shares of the Capital Appreciation Fund totaled $514,736 and the Small-Cap Growth Fund totaled $3,438.

  Services provided under the Services Plan include, but are not limited to, one or more of the following: receiving, aggregating and processing shareholder orders, furnishing shareholder sub-accounting; providing and maintaining preauthorized services such as check writing and wire transfer services; providing and maintaining preauthorized investment plans; communicating periodically with shareholders; acting as the shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services.

  The Trustees believe that, in addition to using the financial intermediaries currently engaged pursuant to the Services Plan, adoption of the Distribution Plan would, in part, provide both Funds with the opportunity to engage and compensate registered broker-dealers to aid in the sale of Administrative Class shares in a manner consistent with regulatory requirements. Based upon information provided to the Trustees by the Distributor and PIMCO Advisors, the Trustees believe that the Distribution Plan may benefit each Fund and their shareholders by stimulating sales of each Fund's Administrative Class shares and/or by reducing redemptions of such shares. Increased sales and/or reduced redemptions may allow the Adviser to provide current and future shareholders with the potential for greater diversification of their assets and for any increase in investment opportunities for each Fund. In addition, the Trustees believe that the Distribution Plan, as part of the overall restructuring, (i) will improve Fund distribution through institutional channels, (ii) will enhance market presence and brand awareness and (iii) will not result in any additional expense to the Trust or the Administrative Class shares of either Fund.

  In accordance with their terms, the Distribution Plan and the Services Plan, in combination, permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same financial intermediary or other entity may not receive fees under the Distribution Plan and the Services Plan with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets and a separate class of services. If the Distribution Plan is adopted, the expenses that may be paid by Administrative Class shareholders of the Funds would not increase as a result of the proposal but, as noted above, the Funds would be able to engage and compensate registered brokers/dealers to aid in the sale of Administrative Class shares.

Distributor's Contract

  The Distributor, a wholly-owned subsidiary of the Adviser, acts as the principal underwriter of shares of each series of the Trust pursuant to a Distributor's Contract with the Trust. Under the Distributor's Contract, the Distributor is not obligated to sell any specific number of shares, but only to sell Trust shares on a best efforts basis.

  By virtue of their current positions with the Adviser, the Distributor and their affiliates, William D. Cvengros, the Chairman of the Board of the Trust, and Stephen J. Treadway, a Trustee and the President and Chief Executive Officer of the Trust and the Chairman and President of the Distributor, may be deemed to have a material interest in the Distributor's Contract.

  The Trustees, including all of the Qualified Trustees, have determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust, both Funds and the Administrative Class shareholders of both Funds and unanimously recommend that Administrative Class shareholders of both Funds approve the Plan.

Required Vote

  Approval of the Distribution Plan as to each Fund's Administrative Class shares will require the affirmative vote of a "majority of the outstanding voting securities" of the Administrative Class of that Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Administrator Class of that Fund or (2) 67% or more of the Administrative Class shares of that Fund present at the Meeting if more than 50% of the outstanding Administrative Class shares of that Fund are represented at the Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE ADMINISTRATIVE CLASS OF THE CAPITAL APPRECIATION AND THE SMALL-CAP GROWTH FUNDS VOTE FOR APPROVAL OF THE ADMINISTRATIVE CLASS DISTRIBUTION PLAN FOR THEIR FUND.

                           VI. ELECTION OF A TRUSTEE

  The Board of Trustees of the Trust proposes that shareholders elect Kenneth
M. Poovey to serve as a Trustee of the Trust (the "Nominee").

Information about the Nominee

  Information about the Nominee is presented below. Except as shown, the Nominee's principal occupation and business experience for the last five years has been with the employer indicated, although in some cases the Nominee may have held different positions with such employer. The business address of the Nominee is 1345 Avenue of the Americas, New York, New York 10150.

                              Principal Occupation(s) During the Past Five
  Name, Age and Address       Years
-------------------------------------------------------------------------------
  Kenneth M. Poovey*          Chief Operating Officer, Management Board Member,
  1345 Avenue of the Americas PIMCO Advisors
  New York, NY 10150
  Age 67

* Is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Mr. Poovey is an "interested person" of the Trust because of his affiliation with PIMCO Advisors, as indicated in the above chart, and his ownership interest in PIMCO Advisors.

  Information regarding the material interests of the Nominee in the Transaction is described under "Description of the Transaction" above.

  The election of Mr. Poovey is being proposed in connection with the anticipated resignation of Mr. Cvengros. Should the nominee be elected, his term of office will be until his successor is elected and qualified. The Nominee has agreed to serve as a Trustee if elected and if Mr. Cvengros resigns. If the Nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than eleven.

  The Trust's Amended and Restated Agreement and Declaration of Trust (the "Current Declaration") does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

Information about Current Trustees

  Currently, ten persons serve as Trustees on the Trust's Board of Trustees:
E. Philip Cannon, Donald P. Carter, Gary A. Childress, William D. Cvengros, Richard L. Nelson, Lyman W. Porter, Alan Richards, W. Bryant Stooks, Gerald M. Thorne and Stephen J. Treadway. Shareholders are not being asked to elect the current Trustees, as each will continue to serve under the terms of the Current Declaration. The Trustees, their ages, their business addresses, their term as a Trustee of the Trust (or the Trust's predecessor), their positions with the Trust, and a description of their principal occupations are shown below. Except as shown, each Trustee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

                                                     Principal Occupation(s) During the
 Name, Age and Address        Term as Trustee                  Past Five Years
-----------------------------------------------------------------------------------------

 E. Philip Cannon        Trustee since 1987         Proprietor, Cannon & Company, an
 3838 Olympia                                       affiliate of Inverness Management
 Houston, TX 77019                                  LLC, a private equity investment
 Age 59                                             firm. Formerly, Headmaster, St.
                                                    John's School, Houston, Texas;
                                                    Trustee of PIMCO Advisors Funds
                                                    ("PAF") and Cash Accumulation Trust
                                                    ("CAT"); General Partner, J.B.
                                                    Poindexter & Co., Houston, Texas, a
                                                    private partnership; and Partner,
                                                    Iberia Petroleum Company, an oil and
                                                    gas production company. Mr. Cannon
                                                    was a director of WNS Inc., a
                                                    retailing company which filed a
                                                    petition in bankruptcy within the
                                                    last five years.
-----------------------------------------------------------------------------------------

 Donald P. Carter        Trustee since 1983         Formerly, Trustee of PAF and CAT;
 434 Stable Lane                                    Chairman, Executive Vice President
 Lake Forest, IL 60045                              and Director, Cunningham & Walsh,
 Age 72                                             Inc., Chicago, an advertising agency.
-----------------------------------------------------------------------------------------

 Gary A. Childress       Trustee since 1994         Private investor. Formerly, Chairman
 11 Longview Terrace                                and Director, Bellefonte Lime
 Madison, CT 06443                                  Company, Inc., and partner in
 Age 65                                             GenLime, L.P., a private limited
                                                    partnership which filed a petition in
                                                    bankruptcy within the last five
                                                    years. Formerly, Trustee of PAF and
                                                    CAT.

  Name, Age                                 Principal Occupation(s) During the
  and Address        Term as Trustee                  Past Five Years
-------------------------------------------------------------------------------
  William D.    Trustee since 1990         Chairman of the Board of the Trust;
  Cvengros *                               Chief Executive Officer, President,
  800 Newport                              and member of the Management Board,
  Center                                   PIMCO Advisors; Chairman, Value
  Drive                                    Advisors LLC; Co-Chairman, The
  Newport                                  Emerging Markets Income Fund, Inc.,
  Beach, CA                                The Emerging Markets Income Fund II,
  92660                                    Inc., The Emerging Markets Floating
  Age 51                                   Rate Fund, Inc., Global Partners
                                           Income Fund, Inc., Municipal Partners
                                           Fund, Inc., and Municipal Partners
                                           Fund II, Inc.; Chairman and Director,
                                           PIMCO Funds: Global Investors Series
                                           plc and PIMCO Global Advisors
                                           (Ireland) Limited. Formerly, Trustee
                                           of PAF and CAT; President of the
                                           Trust; Director, Vice Chairman, and
                                           Chief Investment Officer, Pacific
                                           Life Insurance Company ("Pacific
                                           Life"); and Director, PIMCO Funds
                                           Distribution Company (currently,
                                           PIMCO Funds Distributors LLC).
-------------------------------------------------------------------------------
  Richard L.    Trustee since 1990         President, Nelson Financial
  Nelson                                   Consultants; Director, Wynn's
  8 Cherry                                 International, Inc., a building
  Hills Lane                               supplies company; and Trustee,
  Newport                                  Pacific Select Fund. Formerly,
  Beach, CA                                Partner, Ernst & Young.
  92660
  Age 69
--------------------------------------------------------------------------------
  Lyman W.      Trustee since 1990         Professor of Management at the
  Porter                                   University of California, Irvine; and
  2639 Bamboo                              Trustee, Pacific Select Fund.
  Street
  Newport
  Beach, CA
  92660
  Age 69
-------------------------------------------------------------------------------
  Alan          Trustee since 1990         Retired Chairman of E.F. Hutton
  Richards                                 Insurance Group; Former Director of
  7381                                     E.F. Hutton and Company, Inc.;
  Elegans                                  Chairman of IBIS Capital, LLC, a
  Place                                    reverse mortgage company; Director,
  Carlsbad,                                Inspired Arts, Inc.; Former Director
  CA 92009                                 of Western National Corporation.
  Age 69
--------------------------------------------------------------------------------
  W. Bryant     Trustee since 1994         President, Bryant Investments, Ltd.;
  Stooks                                   Director, American Agritec LLC, a
  9701 E.                                  manufacturer of hydrophonics
  Happy                                    products; and Director, Valley Isle
  Valley Rd.                               Excursions, Inc., a tour operator.
  # 15                                     Formerly, Trustee of PAF and CAT,
  Scottsdale,                              President, Senior Vice President,
  AZ 85255                                 Director and Chief Executive Officer,
  Age 59                                   Archirodon Group Inc.; Partner,
                                           Arthur Andersen & Co.
--------------------------------------------------------------------------------
  Gerald M.     Trustee since 1994         Director, VPI Inc., a plastics
  Thorne                                   company, and American Orthodontics
  5                                        Corp. Formerly, Trustee of PAF and
  Leatherwood                              CAT; Director, Kaytee, Inc., a
  Lane                                     birdseed company; President and
  Savannah,                                Director, Firstar National Bank of
  GA 31414                                 Milwaukee; Chairman, President and
  Age 61                                   Director, Firstar National Bank of
                                           Sheboygan; Director, Bando-
                                           McGlocklin, a small business
                                           investment company.
--------------------------------------------------------------------------------
  Stephen J.    Trustee since 1997         Executive Vice President, PIMCO
  Treadway*                                Advisors; Chairman and President,
  2187                                     PIMCO Funds Distributors LLC ("PFD");
  Atlantic                                 Executive Vice President, Value
  Street                                   Advisors LLC; Chairman, Municipal
  Stamford,                                Advantage Fund, Inc. and The Central
  CT 06902                                 European Value Fund, Inc.; President,
  Age 52                                   The Emerging Markets Income Fund,
                                           Inc., The Emerging Markets Income
                                           Fund II, Inc., The Emerging Markets
                                           Floating Rate Fund, Inc., Global
                                           Partners Income Fund, Inc., Municipal
                                           Partners Fund, Inc. and Municipal
                                           Partners Fund II, Inc. Formerly,
                                           Trustee, President and Chief
                                           Executive Officer of CAT; Executive
                                           Vice President, Smith Barney Inc.

* Is an "interested person" of the Trust (as defined by the 1940 Act). Mr. Cvengros is an "interested person" of the Trust because of his affiliation with PIMCO Advisors as indicated in the above chart. Mr. Treadway is an "interested person" of the Trust because of his affiliation with PIMCO Advisors and the Distributor, as indicated in the above chart.

  For the fiscal year ended June 30, 1999, the Board of Trustees held five meetings. Each of the Trustees attended at least 75% of the meetings.

Committees of the Board

  The Trust's Board of Trustees had three standing committees as of the fiscal year ended June 30, 1999: the Audit Oversight Committee, the Nominating Committee and the Performance Committee.

  The members of the Audit Oversight Committee are Richard L. Nelson, Donald
P. Carter, W. Bryant Stooks and Gerald M. Thorne. The responsibilities of the Trust's Audit Committee include review of financial and accounting controls and procedures, recommendations as to the selection of the independent accountants, and review of the scope of the audit. During the fiscal year ended June 30, 1999, the Audit Oversight Committee met four times.

  The members of the Nominating Committee are E. Philip Cannon, Donald P. Carter, Gary A. Childress, Richard L. Nelson, Lyman W. Porter, Alan Richards,
W. Bryant Stooks and Gerald M. Thorne. The Nominating Committee's responsibilities include the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. The Nominating Committee did not hold any meetings during the fiscal year ended June 30, 1999.

  The members of the Performance Committee are E. Philip Cannon, Gary A. Childress, Lyman W. Porter and Alan Richards. The Trust's Performance Committee provides a forum for its members to review certain matters related to Fund performance to be presented to the Trust's full Board of Trustees for their review and/or consideration, and to discuss other issues and concerns that the members of the Committee deem appropriate. During the fiscal year ended June 30, 1999, the Policy Committee met four times.

Information About the Executive Officers

  The Executive Officers, their ages, their business addresses, their position with the Trust, the year they became an Executive Officer of the Trust and a description of their principal occupations are shown below.

                                                              Office Principal Occupation(s)
                                                              Held   During the Past Five
  Name, Age and Address Position with the Trust               Since  Years
---------------------------------------------------------------------------------------------
  Stephen J. Treadway   President and Chief Executive Officer  1997  Executive Vice
  2187 Atlantic Street                                               President, PIMCO
  Stamford, CT 06902                                                 Advisors; Chairman and
  Age 52                                                             President, PIMCO Funds
                                                                     Distributors LLC
                                                                     ("PFD"); Executive Vice
                                                                     President, Value
                                                                     Advisors LLC; Chairman,
                                                                     Municipal Advantage
                                                                     Fund, Inc. and The
                                                                     Central European Value
                                                                     Fund, Inc.; President,
                                                                     The Emerging Markets
                                                                     Income Fund, Inc., The
                                                                     Emerging Markets Income
                                                                     Fund II, Inc., The
                                                                     Emerging Markets
                                                                     Floating Rate Fund,
                                                                     Inc., Global Partners
                                                                     Income Fund, Inc.,
                                                                     Municipal Partners Fund,
                                                                     Inc. and Municipal
                                                                     Partners Fund II, Inc.
                                                                     Formerly, Trustee,
                                                                     President and Chief
                                                                     Executive Officer of
                                                                     CAT; Executive Vice
                                                                     President, Smith Barney
                                                                     Inc.
---------------------------------------------------------------------------------------------
  Newton B. Schott, Jr. Vice President and Secretary           1997  Director, Executive Vice
  2187 Atlantic Street                                               President, Chief
  Stamford, CT 06902                                                 Administrative Officer,
  Age 57                                                             General Counsel and
                                                                     Secretary, PFD; Senior
                                                                     Vice President, Value
                                                                     Advisors LLC; Executive
                                                                     Vice President, The
                                                                     Emerging Markets Income
                                                                     Fund, Inc., The Emerging
                                                                     Markets Income Fund II,
                                                                     Inc., The Emerging
                                                                     Markets Floating Rate
                                                                     Fund, Inc., The Central
                                                                     European Value Fund,
                                                                     Inc., Global Partners
                                                                     Income Fund, Inc.,
                                                                     Municipal Advantage
                                                                     Fund, Inc., Municipal
                                                                     Partners Fund, Inc. and
                                                                     Municipal Partners Fund
                                                                     II, Inc. Formerly, Vice
                                                                     President and Clerk of
                                                                     PAF and CAT.
---------------------------------------------------------------------------------------------
  Jeffrey M. Sargent    Vice President                         1996  Vice President and
  Age 36                                                             Manager Shareholder
                                                                     Services and Fund
                                                                     Administration, Pacific
                                                                     Investment Management;
                                                                     Senior Vice President of
                                                                     PIMS, PVIT and PCM.
---------------------------------------------------------------------------------------------
  John P. Hardaway      Treasurer                              1995  Senior Vice President
  Age 42                                                             and Manager of
                                                                     Investment Operations
                                                                     Accounting, Pacific
                                                                     Investment Management;
                                                                     Treasurer, PIMS, PVIT
                                                                     and PCM. Formerly, Vice
                                                                     President, Pacific
                                                                     Investment Management.
---------------------------------------------------------------------------------------------
  Joseph D. Hattesohl   Assistant Treasurer                    1997  Vice President and
  Age 36                                                             Manager of Financial
                                                                     Reporting and Taxation,
                                                                     Pacific Investment
                                                                     Management; Assistant
                                                                     Treasurer, PIMS, PVIT
                                                                     and PCM. Formerly,
                                                                     Manager of Fund
                                                                     Taxation, Pacific
                                                                     Investment Management,
                                                                     Director of Financial
                                                                     Reporting, Carl J. Brown
                                                                     & Co.; Tax Manager,
                                                                     Price Waterhouse LLP.
---------------------------------------------------------------------------------------------
  Garlin G. Flynn       Assistant Secretary                    1995  Specialist, Pacific
  Age 53                                                             Investment Management;
                                                                     Secretary, PIMS, PVIT
                                                                     and PCM. Formerly,
                                                                     Senior Fund
                                                                     Administrator, Pacific
                                                                     Investment Management;
                                                                     Senior Mutual Fund
                                                                     Analyst, PIMCO Advisors
                                                                     Institutional Services.

Compensation of the Trustees and Certain Executive Officers

  Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management Company, receive an annual retainer of $47,000, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any

Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below). The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan.

  The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined by the 1940
Act) of the Trust for the fiscal year ended June 30, 1999:

                              COMPENSATION TABLE

---------------------------------------------------------------------------------
          (1)                     (2)                             (3)
    Name of Person       Aggregate Compensation       Total Compensation From the
                             From the Trust           Trust and Fund Complex Paid
                                                          to the Trustees/1/
---------------------------------------------------------------------------------
  E. Philip Cannon/2           $57,000.00                     $ 57,000.00
---------------------------------------------------------------------------------
  Donald P. Carter             $66,500.00                     $ 66,500.00
---------------------------------------------------------------------------------
  Gary A. Childress            $58,000.00                     $ 58,000.00
---------------------------------------------------------------------------------
  Richard L. Nelson            $58,500.00                     $ 96,500.00
---------------------------------------------------------------------------------
  Lyman W. Porter/2            $57,000.00                     $ 96,000.00
---------------------------------------------------------------------------------
  Alan Richards                $62,000.00                     $100,000.00
---------------------------------------------------------------------------------
  Joel Segall                  $58,000.00                     $ 58,000.00
---------------------------------------------------------------------------------
  W. Bryant Stooks             $56,500.00                     $ 56,500.00
---------------------------------------------------------------------------------
  Gerald M. Thorne/2           $57,500.00                     $ 57,500.00

/1/The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees) and Pacific Select Fund (for Messrs. Nelson, Porter, and Richards) for the twelve-month period ended June 30, 1999. By virtue of having PIMCO Advisors or an affiliate of PIMCO Advisors as investment adviser, the Trust and Pacific Select Fund were considered to be part of the same "Fund Complex" for these purposes.

/2/The Trust has adopted a deferred compensation plan (the "Plan") which went into place during fiscal 1997. Of the amounts listed in column (2), the following Trustees elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively:
  Cannon-$57,000, $57,000; Porter-$57,000, $57,000; and Thorne-$57,500,
  $57,500.

Trustee Indemnification

  The Current Declaration provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except with respect to any matter as to which it has been determined that (i) they have not acted in good faith in the reasonable belief that their actions were in or were not opposed to the best interests of the Trust or that
(ii) such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust's administrator, PIMCO Advisors, provides liability insurance for the benefit of the Trustees and officers of the Trust.

Required Vote

  The election of the Trustee of the Trust will be by a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) present at the Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR THE NOMINEE.

                            VII. OTHER INFORMATION

  The Trust is a diversified, open-end management investment company organized in 1990 as a business trust under the laws of Massachusetts. The Trust is a series type company with twenty-six investment portfolios that are operational. The address of the Trust is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

Brokerage and Research Services

  Transactions on stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

  When the Adviser or Sub-Advisers place orders for the purchase and sale of portfolio securities for the Funds, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Adviser or Sub-Advisers intend to use their best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Advisers consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Sub-Advisers may receive research, statistical and quotation services from many of the broker-dealers with which each Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or Sub-Advisers in advising its other clients, although not all of these services are necessarily useful and of value in advising each Fund. The fees paid to the Adviser or Sub-Advisers are not reduced because the Adviser or Sub-Advisers receives such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), under the New Advisory Agreement and the New Portfolio Management Agreements, the Adviser and/or a Sub-Adviser may cause each Fund to pay a broker-dealer which provides "brokerage and research services" (as defined by the 1934 Act) to the Adviser or Sub-Advisers an amount of disclosed commission for effecting a securities transaction for each Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of the Adviser or Sub-Advisers to cause each Fund to pay any such greater commission is subject to such policies as the Trustees may adopt from time to time.

  During the fiscal year ended June 30, 1999, each Fund did not pay any brokerage commissions to any broker then affiliated with the Adviser or the relevant Sub-Adviser.

  Because the Portfolios invest exclusively in Institutional Class shares of underlying PIMCO Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the underlying PIMCO Funds in which they invest.

Ownership of Shares and Voting Information

  As of [        , 1999], the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of
the Fund and of the Trust as a whole. As of [        , 1999], the following
persons owned of record or beneficially 5% or more of the noted class of shares of the noted Fund:

                                                  Percentage of
                                       Shares        Shares
                Name and Addresses   Beneficially Beneficially
Fund            of Beneficial Owner     Owned         Owned
----            ------------------- ------------- -------------

[To be added.]

Certain Trustees and Officers of the Trust

  The following table lists the names of each Trustee and officer of the Trust who is also an officer, employee, director, general partner or shareholder of PIMCO Advisors, Parametric, Cadence, NFJ or Blairlogie:

                                                 Position with the Adviser or
          Name         Position with the Trust           Sub-Adviser
-----------------------------------------------------------------------------
                                                President and Chief Executive
   William D. Cvengros  Trustee                 Officer of PIMCO Advisors
-----------------------------------------------------------------------------
   Stephen J. Treadway  Trustee, President and  Executive Vice President of
                        Chief Executive Officer PIMCO Advisors

  None of the Trustees purchased or sold shares of the Adviser or its Parents, or subsidiaries since July 1, 1998. The Nominee exercised options to purchase Units of limited partnership interests of the Adviser (the "Units") on two occasions since July 1, 1998. The Nominee exercised options to purchase 5,000 Units on September 1, 1998 and 10,000 Units on April 26, 1999.

Other Funds Managed by the Adviser and the Sub-Advisers

  The Adviser and each Sub-Adviser provide investment services to other funds having similar investment objectives to the Funds covered by this Proxy Statement. The Table below sets forth a list of each such other fund and states the size of each other fund and the rate of compensation paid to the Adviser and Sub-Advisers for the provision of investment services.

                                            Annual Portfolio
                                           Management Fee Rate    Approximate Net Assets
                             Adviser/      (as a percentage of     (in millions) as of
        Name of Fund        Sub-Adviser average daily net assets)   November 30, 1999
----------------------------------------------------------------------------------------
  Capital Appreciation
   Portfolio                  Cadence             0.70%                $935,262,165
----------------------------------------------------------------------------------------
  Mid-Cap Growth Portfolio    Cadence             0.70%                $976,409,705
----------------------------------------------------------------------------------------
  Smith Barney CGCM Small
   Cap Value Equity Fund        NFJ               0.50%                $261,400,000*
----------------------------------------------------------------------------------------
  Centurion US Equity Fund  Parametric            0.30%                $ 31,000,000
----------------------------------------------------------------------------------------
  Clearwater Growth Fund    Parametric            0.15%                $158,000,000
----------------------------------------------------------------------------------------

* This figure represents the portion of the net assets of the Smith Barney CGCM Small-Cap Value Equity Fund that NFJ provides advisory services for. The approximate total net assets as of November 30, 1999 of this Fund were $728,000,000.

Fund Administrator

  In addition to its services as Adviser, PIMCO Advisors serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds and Portfolios pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds and Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust's shareholders and regulatory filings.

  For the fiscal year ended June 30, 1999, the aggregate amount of the administration fees paid by the Funds and Portfolios was as follows:

                                                   Year Ended
   Fund                                             06/30/99
   ----                                            -----------
   Equity Income Fund                              $   579,501
   Value Fund                                          778,004
   Small-Cap Value Fund                              1,373,378
   Core Equity Fund                                    181,254
   Mid-Cap Equity Fund                                  29,621
   Capital Appreciation Fund                         3,129,528
   Mid-Cap Growth Fund                               2,641,971
   Micro-Cap Growth Fund                               607,005
   Small-Cap Growth Fund                               143,612
   Enhanced Equity Fund                                132,223
   Renaissance Fund                                  2,513,413
   Growth Fund                                       8,581,473
   Target Fund                                       4,244,469
   Opportunity Fund                                  1,950,916
   Innovation Fund                                   2,740,592
   International Fund                                  877,968
   International Growth Fund                            34,123
   Tax-Efficient Equity Fund                            49,326
   Structured Emerging Markets Fund                    173,691
   Tax-Efficient Structured Emerging Markets Fund      235,919
   60/40 Portfolio                                      20,123
   70/30 Portfolio                                      10,422
   90/10 Portfolio                                      14,344
  ------------

     TOTAL                                         $31,363,276

  The Mega-Cap Fund was not operational during the Fiscal year ended June 30, 1999, and did not pay any administration fees during this period.

Principal Underwriter

  PIMCO Funds Distributors LLC, whose address is 2187 Atlantic Street, Stamford, Connecticut 06902, is the principal underwriter for the Funds. PIMCO Funds Distributors LLC is a wholly-owned subsidiary of the Adviser.

Quorum and Methods of Tabulation

  The holders of 30% of the shares of each Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of each Fund at the Meeting, although it is necessary for more than 50% of the shares of each Fund to be represented at the Meeting in order for any proposals (except Proposal VI) to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on each Proposal. Representatives of the New York Stock Exchange (the "Exchange") have informed the Trust that pursuant to the rules and policies of the Exchange, members of the Exchange may vote on the Proposals without instructions from the beneficial owners of the Funds' shares.

Adjournments

  In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

  The costs of any additional Solicitation and of any adjourned session will be divided equally between PIMCO Advisors and Allianz of America. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal.

Voting

  Electronic Voting. In addition to voting by mail, you may also give your voting instructions via the Internet or by touchtone telephone by following the instructions enclosed with the proxy card. DF King & Co., Inc. ("DF King"), which has been engaged by the Adviser to provide proxy-related services, will record your instructions and transmit them to the official tabulator.

  Telephone Voting. You may give your voting instructions over the telephone by calling 1-800-949-2583. A representative of DF King will answer your call. When receiving your instructions by telephone, the DF King representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the name of the Fund(s) owned and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to DF King by the Adviser, then the DF King representative will explain the proxy process. DF King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. DF King will record your instructions and transmit them to the official tabulator.

  As the Meeting date approaches, you may receive a call from a representative of DF King if the Adviser has not yet received your vote. DF King may ask you for authority, by telephone or by electronically transmitted instructions, to permit DF King to sign a proxy on your behalf. DF King will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

  Voting by Mail. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card received with the proxy statement or attend the Meeting in person.

Shareholder Proposals at Future Meetings

  The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

Other Matters

  The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

January  , 2000

                                                                     Appendix A

                             AMENDED AND RESTATED
                         INVESTMENT ADVISORY AGREEMENT

  AGREEMENT, made the 15th day of November, 1994 and amended and restated
effective as of this   day of     , 2000 between PIMCO Funds: Multi-Manager
Series ("Trust"), a Massachusetts business trust, and PIMCO Advisors L.P. ("Adviser"), a limited partnership.

  WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust has established multiple series, including operational series or series that are expected to be operational that are designated as the PIMCO International Fund, PIMCO Capital Appreciation Fund, PIMCO Mid-Cap Growth Fund, PIMCO Small-Cap Growth Fund, PIMCO Micro-Cap Growth Fund, PIMCO Renaissance Fund, PIMCO International Growth Fund, PIMCO Growth Fund, PIMCO Target Fund, PIMCO Opportunity Fund, PIMCO Core Equity Fund, PIMCO Mid-Cap Equity Fund, PIMCO Innovation Fund, PIMCO Equity Income Fund, PIMCO Value Fund, PIMCO Small-Cap Value Fund, PIMCO Enhanced Equity Fund, PIMCO Structured Emerging Markets Fund, PIMCO Tax-Efficient Equity Fund, PIMCO Mega-Cap Fund, PIMCO Tax-Efficient Structured Emerging Markets Fund, PIMCO Funds Asset Allocation Series 90/10 Portfolio, PIMCO Funds Asset Allocation Series 60/40 Portfolio and PIMCO Funds Asset Allocation Series 30/70 Portfolio, such series together with any other series subsequently established by the Trust, with respect to which the Trust desires to retain the Adviser to render investment advisory services hereunder, and with respect to which the Adviser is willing to do so, being herein collectively referred to also as the "Funds"; and

  WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940; and

  WHEREAS, the Adviser is the parent company or an affiliate of other companies that render investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, the Trust desires to retain the Adviser so that it and its subsidiaries and affiliates will render investment advisory services to the Funds in the manner and on the terms hereinafter set forth; and

  WHEREAS, the Adviser is willing to render such services and engage its subsidiaries, affiliates, and others to render such services to the Trust;

  NOW, THEREFORE, in consideration of the premises, the promises, and mutual covenants herein contained, it is agreed between the parties as follows:

  1. Appointment. The Trust hereby appoints the Adviser to provide investment advisor services to the Trust with respect to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

  In the event the Trust establishes and designates additional series with respect to which it desires to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services it shall notify the Trust in writing, whereupon such additional series shall become a Fund hereunder.

  2. Duties. Subject to the general supervision of the Board of Trustees, the Adviser shall provide general, overall advice and guidance with respect to the Funds and provide advice and guidance to the Trust's Trustees. In discharging these duties the Adviser shall, either directly or indirectly through others ("Portfolio Managers") engaged by it pursuant to Section 3 of this Agreement, provide a continuous investment program for each Fund and determine the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Fund. The Adviser (or Portfolio Manager) will provide investment research and analysis, which may consist of a computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest, and the Adviser (or Portfolio Manager) is hereby authorized to execute and perform such services on behalf of the Fund. To the extent permitted by the investment policies of the Fund, the Adviser (or Portfolio Manager) shall make decisions for the Fund as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and shall execute and perform the same. The Adviser (or Portfolio Manager) will provide the services under this Agreement for each Fund in accordance with the Fund's investment objective or objectives, investment policies, and investment restrictions as stated in the Trust's Registration Statement filed on Form N-1A with the SEC as supplemented or amended from time to time.

  In performing these duties, the Adviser, either directly or indirectly through others selected by the Adviser:

    (a) Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Trust's Registration Statement filed on Form N-1A as supplemented or amended from time to time.

    (b) Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code.

    (c) Is responsible, in connection with its responsibilities under this
  Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Adviser's (or Portfolio Manager's) primary consideration in effecting a security or other transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Adviser (or Portfolio Manager) shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser (or Portfolio Manager) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's (or Portfolio Manager's) overall responsibilities with respect to the Fund and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-(T) thereunder, and subject to any other applicable laws and regulations, the Adviser (or Portfolio Manager) is further authorized to allocate the orders placed by it on behalf of the Fund to the Adviser (or Portfolio Manager) if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Fund or the Adviser (or Portfolio Manager). Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and, upon request, the Adviser will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

    (d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser (or Portfolio Manager) in a manner that is fair and equitable in the judgment of the Adviser (or Portfolio Manager) in the exercise of its fiduciary obligations to the Trust and to such other clients.

    (e) Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian.

    (f) Will make available to the Trust, promptly upon request, any of the Funds' investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

    (g) Will regularly report to the Trust's Board of Trustees on the investment program for each Fund and the issuers and securities represented in each Fund's portfolio, and will furnish the Trust's Board of Trustees with respect to the Funds such periodic and special reports as the Trustees may reasonably request.

  3. Appointment of Portfolio Managers. The Adviser may, at its expense and subject to its supervision, engage one or more persons, including, but not limited to, subsidiaries and affiliated persons of the Adviser, to render any or all of the investment advisory services that the Adviser is obligated to render under this Agreement including, for one or more of the Funds and, to the extent required by applicable law, subject to the approval of the Trust's Board of Trustees and/or the shareholders of one or more of the Funds, a person to render investment advisory services including the provision of a continuous investment program and the determination of the composition of the securities and other assets of such Fund or Funds.

  4. Documentation. The Trust has delivered copies of each of the following documents to the Adviser and will deliver to it all future amendments and supplements thereto, if any:

    (a) the Trust's Registration Statement as filed with the SEC and any amendments thereto; and

    (b) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

  The Adviser has delivered to the Trust copies of the Adviser's and the Portfolio Managers' Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Adviser agrees to provide the Trust with current copies of the Adviser's and the Portfolio Managers' Forms ADV, and any supplements or amendments thereto, as filed with the SEC.

  5. Records. The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Funds by the 1940 Act. The Adviser further agrees that all records which it maintains for the Funds are the property of the Trust and it will promptly surrender any of such records upon request.

  6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its obligations under this Agreement, except such expenses as are assumed by the Funds under this Agreement and any expenses that are paid by a party other than the Trust under the terms of any other agreement to which the Trust is a party or a third-party beneficiary. The Adviser further agrees to pay or cause its subsidiaries or affiliates to pay all salaries, fees, and expenses of any officer or Trustee of the Trust who is an officer, director, or employee of the Adviser or a subsidiary or affiliate of the Adviser. The Adviser assumes and shall pay for maintaining its staff and personnel and shall, at its own expense provide the equipment, office space, and facilities necessary to perform its obligations under this Agreement. The Adviser shall not, under the terms of this Agreement, bear the following expenses (although the Adviser or an affiliate may bear certain of these expenses under one or more other agreements):

    (a) Expenses of all audits by Trust's independent public accountants;

    (b) Expenses of the Trust's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

    (c) Expenses of the Trust's custodial services, including recordkeeping services provided by the custodian;

    (d) Expenses of obtaining quotations for calculating the value of each Fund's net assets;

    (e) Expenses of obtaining Portfolio Activity Reports for each Fund;

    (f) Expenses of maintaining the Trust's tax records;

    (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates, or any Portfolio Manager of the Trust;

    (h) Taxes, if any, levied against the Trust or any of its Funds;

    (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the Funds;

    (j) Costs, including the interest expenses, of borrowing money;

    (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence and qualification to do business, and the registration of shares with federal and state securities authorities;

    (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

    (m) Costs of printing certificates representing shares of the Trust;

    (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Adviser, its subsidiaries or affiliates, or any Portfolio Manager of the Trust;

    (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (p) Association membership dues;

    (q) Extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

    (r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  7. Liability. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser's undertaking to render services under this Agreement, the Trust agrees that neither the Adviser nor its stockholders, partners, limited partners, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser's duties, or by reason of reckless disregard of the Adviser's investment advisory obligations and duties under this Agreement.

  8. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent.

  9. Compensation. As compensation for the services rendered under this Agreement, the Trust shall pay to the Adviser a fee at an annual rate of the average daily net assets of each of the Funds as set forth on the Schedule attached hereto. The fees payable to the Adviser for all of the Funds shall be computed and accrued daily and paid monthly. If the Adviser shall serve for less than any whole month, the foregoing compensation shall be prorated.

  10. Non-Exclusivity. It is understood that the services of the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to other investment companies and other clients whether or not their investment objectives are similar to those of any of the Funds.

  11. Term and Continuation. This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, with respect to a Fund for a period of two years following the date set forth on the attached Schedule. This Agreement shall continue thereafter on an annual basis with respect to a Fund provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting shares of the Fund, and provided continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding voting shares (as defined in the 1940 Act) of the pertinent Fund or Funds.

  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to such Fund notwithstanding
(a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Adviser in event of its assignment, as that term is defined in the 1940 Act, by the Adviser.

  This Agreement may be terminated:

    (a) by the Trust at any time with respect to the services provided by the Adviser, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of such Fund, on 60 days' written notice to the Adviser or, in the case of the PIMCO Growth Fund, PIMCO Target Fund, PIMCO Opportunity Fund, PIMCO Innovation Fund, PIMCO Tax Exempt Fund, PIMCO Renaissance Fund and PIMCO International Fund, by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust;

    (b) by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Trust.

  12. Use of Name. It is understood that the name "PIMCO Advisors L.P." or "PIMCO" or any derivative thereof or logo associated with those names are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Funds have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Trust and/or Funds. Upon termination of this Agreement, the Trust (or Fund) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Trust, shall promptly amend its Declaration of Trust to change its name.

  13. Notices. Notices of any kind to be given to the Advisor by the trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 800 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to 840 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Trust.

  14. Fund Obligation. A copy of the Trust's Second Amended and Restated Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the Agreement has been executed on behalf of the Trust by a trustee of the Trust in his or her capacity as trustee and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

  15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

  16. Miscellaneous

    (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order to the SEC thereunder.

    (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any part hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

    (c) The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                          PIMCO FUNDS: MULTI-MANAGER SERIES

Attest: _____________________________     By: _________________________________
Title: ______________________________     Title: ______________________________



                                          PIMCO ADVISORS, L.P.


Attest: _____________________________     By: _________________________________
Title: ______________________________     Title: ______________________________

                        Schedule to Amended and Restated
                         Investment Advisory Agreement

Fund                                                    Fee Rate Effective Date
----                                                    -------- --------------
PIMCO Tax-Efficient Equity Fund.......................     .45%
PIMCO Capital Appreciation Fund.......................     .45%
PIMCO Mega-Cap Fund...................................     .45%
PIMCO Mid-Cap Growth Fund.............................     .45%
PIMCO Tax-Efficient Structured Emerging Markets Fund..     .45%
PIMCO Equity Income Fund..............................     .45%
PIMCO Value Fund......................................     .45%
PIMCO Enhanced Equity Fund............................     .45%
PIMCO Structured Emerging Markets Fund................     .45%
PIMCO Growth Fund.....................................     .50%
PIMCO International Fund..............................     .55%
PIMCO Target Fund.....................................     .55%
PIMCO Core Equity Fund................................     .57%
PIMCO Renaissance Fund................................     .60%
PIMCO Small-Cap Value Fund............................     .60%
PIMCO Mid-Cap Value Fund..............................     .63%
PIMCO Opportunity Fund................................     .65%
PIMCO Innovation Fund.................................     .65%
PIMCO International Growth Fund.......................     .75%
PIMCO Small-Cap Growth Fund...........................    1.00%
PIMCO Micro-Cap Growth Fund...........................    1.25%
PIMCO Funds Asset Allocation Series - 90/10 Portfolio
 .....................................................    0.00%
PIMCO Funds Asset Allocation Series - 60/40 Portfolio
 .....................................................    0.00%
PIMCO Funds Asset Allocation Series - 30/70 Portfolio
 .....................................................    0.00%

                                                                     Appendix B

                                    FORM OF
                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this   day of     , 2000 between PIMCO Advisors L.P. (the
"Adviser"), a limited partnership, and      (the "Portfolio Manager"), a     .

  WHEREAS, PIMCO Funds: Multi-Manager Series (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "1940 Act"); and

  WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series, with each such series representing interests in a separate portfolio; and

  WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

  WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "Advisers Act"); and

  WHEREAS, the Trust has retained the Adviser to render management services to the Trust's series pursuant to an Investment Advisory Agreement dated as of
    , 2000, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser's responsibilities with respect to the management of such series; and

  WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

  1. Appointment. The Adviser hereby appoints        to act as Portfolio
Manager to the        Funds (the "Funds") for the periods and on the terms set
forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

  2. Portfolio Management Duties. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund's investment objective or objectives, investment policies, and investment restrictions as stated in the Trust's registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the "Registration Statement"), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

    (a) Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

    (b) Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

    (c) Is responsible, in connection with its responsibilities under this
  Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with
  Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

    (d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

    (e) Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian.

    (f) Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

    (g) Will make available to the Trust and the Adviser, promptly upon request, any of the Funds' investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

    (h) Will regularly report to the Trust's Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund's portfolio, and will furnish the Trust's Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

    (i) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager's knowledge:

      (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

      (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person to required be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

  3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

  4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

    (a) Expenses of all audits by the Trust's independent public accountants;

    (b) Expenses of the Trust's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

    (c) Expenses of the Trust's custodial services, including recordkeeping services provided by the custodian;

    (d) Expenses of obtaining quotations for calculating the value of each Fund's net assets;

    (e) Expenses of obtaining Portfolio Activity Reports for each Fund;

    (f) Expenses of maintaining the Trust's tax records;

    (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

    (h) Taxes, if any, levied against the Trust or any of its series;

    (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

    (j) Costs, including the interest expenses, of borrowing money;

    (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports and regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities or insurance authorities;

    (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

    (m) Costs of printing stock certificates, if any, representing Shares of the Trust;

    (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

    (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (p) Association membership dues;

    (q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

    (r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  5. Compensation. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

  6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

  7. Compliance.

  (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

  (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

  8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust's agent.

  9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

  10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

  11. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

  12. Liability. Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

  13. Indemnification. The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "PM Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

  The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

  14. Duration and Termination. This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to a Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, except to the extent permitted by any exemption or exemptions that may be granted upon application made to the SEC or by any applicable SEC rule. This Agreement may be terminated:

    (a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of (1) a majority of the entire Board of Trustees of the Trust; [(2) a majority of the Trustees of the Trust who are not parties to this agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser or the Portfolio Manager;]/1/ or (3) by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to the Portfolio Manager;

    (b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days' written notice to the Trust;

    (c) by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Portfolio Manager.

  However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

--------
/1/The bracketed provision applies only to the proposed Portfolio Management
  Agreement between the Adviser and Blairlogic Capital Management.

  15. Agreement and Declaration of Trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

  16. Miscellaneous.

  (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  (c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

  [(d) The parties hereto acknowledge and agree that the Trust is an express third party beneficiary to this Agreement.

  (e) With respect to any actions brought by the Adviser or the Trust against the Sub-Adviser, the Sub-Adviser: (i) consents to the subject matter and in personam jurisdiction and venue in the United States District Court for the Central District of California; (ii) waives the right to contest the subject matter and in personam jurisdiction and venue in the United States District Court for the Central District of California on any ground; and (iii) agrees that service of process upon it can be made either in person or by certified or registered mail, return receipt requested, to the Adviser at 800 Newport Center Drive, Newport Beach, California 92660, or any other address designated by the Adviser as the address to which notices pursuant to this Agreement should be sent. The Sub-Adviser agrees that service to such address shall be deemed to constitute sufficient service of process under the federal and state rules of civil procedure wherever the case is filed. In the event it is determined that the United States District Court for the Central District of California should lack subject matter jurisdiction for any reason, the Sub-Adviser consents to the subject matter and in personam jurisdiction and venue in a California State court of competent jurisdiction in Orange County.]/2/


--------
/2/The bracketed provisions constitute Sections 16(d) and 16(e) in the proposed Portfolio Management Agreement with Blairlogie Capital Management only.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          PIMCO ADVISORS L.P.

_____________________________________     By: _________________________________
Attest:                                      Title:
Title:


                                          [SUB-ADVISER]



                                          By: _________________________________
_____________________________________        Title:
Attest:
Title:

                                   Schedule A

Fund                         Portfolio Manager               Annual Fee Rate*
----                         ------------------------------- ----------------
Mega-Cap Fund                Cadence Capital Management           0.35%
Capital Appreciation Fund    Cadence Capital Management           0.35%
Mid-Cap Growth Fund          Cadence Capital Management           0.35%
Small-Cap Growth Fund        Cadence Capital Management           0.90%
Micro-Cap Growth Fund        Cadence Capital Management           1.15%
Small-Cap Value Fund         NFJ Investment Group                 0.50%
Enhanced Equity Fund         Parametric Portfolio Associates      0.35%
Tax-Efficient Equity Fund    Parametric Portfolio Associates      0.35%
Structured Emerging Markets  Parametric Portfolio Associates      0.35%
 Fund
Tax-Efficient Structured     Parametric Portfolio Associates      0.35%
 Emerging
 Markets Fund
International Fund           Blairlogie Capital Management        0.40%

--------
* The Annual Fee Rates are based on the average daily net assets of the particular Fund taken separately.

                                                                     Appendix C

                       PIMCO FUNDS: MULTI-MANAGER SERIES
                               DISTRIBUTION PLAN
                        FOR ADMINISTRATIVE CLASS SHARES

  WHEREAS, PIMCO Funds: Multi-Manager Series (the "Trust") is registered as an open-end management investment company under the Investment Company of Act of 1940, as amended (the "1940 Act");

  WHEREAS, the Trust issues shares of beneficial interest ("shares") in separate series ("Funds"), with each Fund representing interests in a separate portfolio of securities and other assets;

  WHEREAS, the Trust issues shares of the Funds in separate classes of shares, one of which is designated the Administrative Class (the "Administrative Class" shares);

  WHEREAS, certain shareholders of the Trust may require distribution and related services that are in addition to services required by other shareholders, and the provision of such services to shareholders requiring these services may benefit such shareholders and facilitate their ability to invest in the Funds;

  WHEREAS, issuance of shares of the Funds in a class subject to fee for the Funds' cost of providing distribution and related services would allocate the Funds' expense of rendering such services to the shareholders who receive such additional services;

  WHEREAS, the Funds with respect to their Administrative Class shares intend to enter into Distribution Agreements ("Agreements") pursuant to this Distribution Plan (the "Plan") with various Service Organizations ("Service Organizations"), either directly or through the Trust's distributor, PIMCO Funds Distribution Company (the "Distributor"), pursuant to which the Service Organization will make available or offer Administrative Class shares of the Funds for sale to the public and/or provide certain shareholder services to its customers that invest in the Funds;

  WHEREAS, the Funds have adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act to permit the issuance of shares in different classes;

  WHEREAS, the Board of Trustees of the Trust has determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders;

  NOW THEREFORE, the Trust hereby adopts this Distribution Plan on the following terms and conditions:

  1. The Trust (or the Distributor, acting as agent of the Trust) shall reimburse a Service Organization with which the Trust (or the Distributor), regarding the Administrative Class of a Fund, has an Agreement, for costs and expenses incurred in connection with the distribution and marketing of shares of that Class and/or the provision of certain shareholder services to its customers that invest in the Funds, at a rate specified in paragraph 2 below, based upon the average daily net assets of the Fund attributable to the Administrative Class.

  2. Subject to the limitations of applicable law and regulations, including rules of the National Association of Securities Dealers, Inc. ("NASD"), the Service Organization will be reimbursed quarterly for such costs, expenses or payments at an annual rate of up to but not more than 0.25% of the average daily net assets of the Fund attributable to the Administrative Class. Any expense payable hereunder may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be used in any month to pay expenses pursuant to the Agreement. An Administrative Class shall incur no interest or carrying charges for expenses carried forward. In the event the Plan is terminated as herein provided, the Administrative Class shall have no liability for expenses that were not reimbursed as of the date of termination.

  3. The payment of fees to a Service Organization is subject to compliance by the Service Organization with the terms of the Agreement between the Service Organization and the Trust (or the Distributor). If an Administrative Class shareholder ceases to be a client of a Service Organization that has entered into an Agreement with the Trust (or the Distributor), but continues to hold Administrative Class shares, the Service Organization will be entitled to receive a similar payment in respect of the services provided to such investors, except that the Distributor may determine that the Service Organization shall no longer be entitled to such payment if the client becomes a client of another Service Organization that has an Agreement with the Trust (or the Distributor). For the purposes of determining the fees payable under the Plan, the average daily net asset value of the Fund attributable to the Administrative Class shares shall be computed in the manner specified in the Trust's Declaration of Trust and current prospectus.

  4. Services which a Service Organization will provide under an Agreement may include, but are not limited to, the following functions: placing orders directly for the purchase of a Fund's shares and tendering a Fund's shares for redemption; engaging in advertising with respect to a Fund's shares; providing information about the Funds; providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in applying to purchase Fund shares and selecting dividend and other account options. Shareholder services which a Service Organization will provide under an Agreement may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. In addition, Service Organizations can provide their endorsement of the Administrative Class shares of a Fund to their clients, members or customers as an inducement to invest in the Fund.

  5. Any Service Organization entering into an Agreement with a fund (or with the Distributor) under this Plan may also enter into an Administrative Services Agreement with regard to its Administrative Class with the Fund (or with the Distributor), pursuant to an Administrative Services Plan adopted by the Trust, which will not be subject to the terms of this Plan. However, in the event the Service Organization enters into both types of agreements, the Service Organization shall not be eligible to receive fees under more than one agreement with respect to the same assets. A Fund (or the Distributor, acting as the Fund's agent) under this Plan may enter into more than one Distribution Agreement for its Administrative Class shares, with different Service Organizations providing services to different groups of shareholders.

  6. For so long as required pursuant to Rule 12b-1 under the 1940 Act, the Plan shall not take effect with respect to a Fund until it has been approved by a vote of at least a majority (as defined in the 1940 Act) of the outstanding voting securities of the Administrative Class of that Fund, which may include the vote by an affiliated person of the Fund as the sole shareholder of the Fund. With respect to the submission of the Plan for such a vote, it shall have been effectively approved with respect to a Fund if a majority of the outstanding voting securities of the Administrative Class of the Fund votes for approval of the Plan, notwithstanding that the matter has not been approved by a majority of the outstanding voting securities of the Administrative Class of any other Fund.

  7. The Plan shall not take effect until it has been approved, together with any related agreements and supplements, by votes of a majority of both (a) the Board of Trustees of the Trust, and (b) those Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related agreements.

  8. The Plan shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan in paragraph 7.

  9. Any person authorized to direct the disposition of monies paid or payable by an Administrative Class pursuant to the Plan or any related agreement shall provide to the Trust's Board of Trustees, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

  10. Any agreement related to the Plan, as such phrase is used in Rule 12b-1 under the 1940 Act, shall be in writing and shall provide: (a) that such agreement may be terminated at any time as to a Fund, without payment of any penalty, by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting securities of the Administrative Class of a Fund, on not more than sixty (60) days' written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

  11. The Plan may be amended at any time with respect to a Fund by the Board of Trustees, provided that (a) for so long as required pursuant to Rule 12b-1 under 1940 Act, any amendment to increase materially the costs which the Administrative Class shares may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Administrative Class of the Fund, and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 7 hereof.

  12. While the Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

  13. The Trust shall preserve copies of the Plan, any related agreement and any report made pursuant to paragraph 9 hereof, for a period of not less than six (6) years from the date of the Plan, such agreement or report, as the case may be, the first two (2) years of which shall be in an easily accessible place.

  14. It is understood and expressly stipulated that neither the holders of shares of any Fund nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

  IN WITNESS WHEREOF, the Trust has adopted this Distribution Plan effective as
of the   day of     , 2000.

                                          PIMCO FUNDS: MULTI-MANAGER SERIES

                                          By: _________________________________
                                             Title: Executive Vice President

                            [PRELIMINARY MATERIALS]
[Name of Fund]
PIMCO FUNDS:  MULTI-MANAGER SERIES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON MARCH 3, 2000


The undersigned hereby appoints Stephen J. Treadway, Timothy R. Clark and Newton
B. Schott, Jr., and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of PIMCO FUNDS: MULTI-MANAGER SERIES (the "Trust"), on March 3, 2000 at 10:00 Eastern time, and any adjournments thereof, all of the shares of each Fund of the Trust which the undersigned would be entitled to vote if personally present.

                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                              _________________________________________________
                              Signature

                              _________________________________________________
                              Signature (if held jointly)

                              _________________________________________________
                              Date


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals 1, 2a, 2b, 2c, 2d, 3a, 3b, 3c, 4, 5 and 6.


                                                                                  For     Against     Abstain
1.    Approval of a new Investment Advisory Agreement                             [ ]     [ ]         [ ]
      between the Trust and PIMCO Advisors (All Funds).


2.    Approval of a new Portfolio Management Agreement                            [ ]     [ ]         [ ]
      between PIMCO Advisors and your Fund's sub-adviser (Tax-Efficient
      Equity, Enhanced Equity Capital Appreciation, Mid-Cap Growth,
      Small-Cap Value, Small-Cap Growth, Micro-Cap Growth,
      International, Tax-Efficient Structured Emerging Markets,
      Structured Emerging Markets and Mega-Cap Funds only)



3.   Approval of changes to your Fund's fundamental investment                      [ ]     [ ]         [ ]
     restriction relating to borrowing money (All Funds).

4.   Approval for PIMCO Advisors to enter into new or amended portfolio             [ ]     [ ]         [ ]
     management agreements without shareholder approval (All Funds except the International Fund).

5.   Approval of an Administrative Distribution Plan for Administrative             [ ]     [ ]         [ ]
     Class shares (Capital Appreciation and the Small-Cap Growth Funds only).

6.   To elect a Trustee (All Funds voting together).                                [ ]     [ ]         [ ]


PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                       2